                                                                  EXHIBIT 10.12




                             GENUINE PARTS COMPANY


                                  PENSION PLAN


               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989
                       UNLESS OTHERWISE SPECIFIED HEREIN)

                             GENUINE PARTS COMPANY

                                  PENSION PLAN


                               TABLE OF CONTENTS


ARTICLE I - INTRODUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1

         1.01 History of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
         1.02 New Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
         1.03 Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      1
         1.04 Accrued Benefits Under This Plan and Under Prior Plan . . . . . . . . . . . . . .      2
         1.05 Purpose . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2

ARTICLE II - DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3

         2.01 Accrued Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      3
         2.02 Act or ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
         2.03 Actuarial Equivalent  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
         2.04 Actuary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
         2.05 Affiliate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
         2.06 Alternate Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
         2.07 Annuity Starting Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
         2.08 Anticipated Social Security Benefit . . . . . . . . . . . . . . . . . . . . . . .      5
         2.09 Authorized Absence  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
         2.10 Average Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
         2.11 Beneficiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
         2.12 Board . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.13 Break in Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.14 Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.15 Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.16 Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.17 Cost of Living Factor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.18 Credited Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
         2.19 Delayed Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
         2.20 Disability Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
         2.21 Earnings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
         2.22 Earliest Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
         2.23 Early Retirement Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     10
         2.24 Effective Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.25(a) Eligible Employee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.25(b) Employee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.26 Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.27 Employment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.28 Fiduciary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11

         2.29 Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     11
         2.30 Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
         2.31 Hours of Service  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
         2.32 Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         2.33 Normal Retirement Age . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         2.34 Normal Retirement Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         2.35 Participant . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         2.36 Participating Employer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     13
         2.37 Pension Committee or Committee  . . . . . . . . . . . . . . . . . . . . . . . . .     14
         2.38 Permanent Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
         2.39 Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
         2.40 Plan Administrator or Administrator . . . . . . . . . . . . . . . . . . . . . . .     14
         2.41 Plan Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
         2.42 Predecessor Plans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     14
         2.43 Pre-Retirement Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.44 Prior Plan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.45 Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.46 Retirement Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.47 Safekeeping Trust . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.48 Spouse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15
         2.49 Termination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
         2.50 Treasury Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
         2.51 Trust or Trust Agreement or Trust Fund or Fund  . . . . . . . . . . . . . . . . .     16
         2.52 Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17
         2.53 Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     17

ARTICLE III - PARTICIPATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     18

ARTICLE IV - RETIREMENT DATES AND BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . .     19

         4.01 Normal Retirement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
         4.02 Early Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     20
         4.03 Permanent Disability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
         4.04 Delayed Retirement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22
         4.05 Termination of Employment . . . . . . . . . . . . . . . . . . . . . . . . . . . .     23
         4.06 Suspension of Benefits  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     24
         4.07 Reduction of Benefit in Certain Cases . . . . . . . . . . . . . . . . . . . . . .     26
         4.08 Increase in Benefits for Retired Participants . . . . . . . . . . . . . . . . . .     28
         4.09 Minimum Benefit of Prior Plans  . . . . . . . . . . . . . . . . . . . . . . . . .     28
         4.10 Grandfathered Retirement Benefits . . . . . . . . . . . . . . . . . . . . . . . .     28

ARTICLE V - DEATH BENEFITS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30

         5.01 Pre-Retirement Survivor Annuity . . . . . . . . . . . . . . . . . . . . . . . . .     30
         5.02 Alternate Death Benefit . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     31

         5.03 Death After Normal Retirement Date but Prior to Delayed Retirement Date . . . . .     34
         5.04 Death On or After the Annuity Starting Date . . . . . . . . . . . . . . . . . . .     35
         5.05 Purchase of Insurance Policies  . . . . . . . . . . . . . . . . . . . . . . . . .     35

ARTICLE VI - OPTIONAL FORMS OF RETIREMENT INCOME  . . . . . . . . . . . . . . . . . . . . . . .     37

         6.01 Automatic Forms of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
         6.02 Optional Forms of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
         6.03 Special Distribution Rules  . . . . . . . . . . . . . . . . . . . . . . . . . . .     39
         6.04 Small Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
         6.05 Application For Commencement of Benefits  . . . . . . . . . . . . . . . . . . . .     41
         6.06 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
         6.07 Direct Rollover . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41

ARTICLE VII - METHOD OF FINANCING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44

         7.01 Establishment of Trust Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
         7.02 Employer Contributions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
         7.03 Participant Contributions . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
         7.04 Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44

ARTICLE VIII - ADMINISTRATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . .     46

         8.01 Named Fiduciaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
         8.02 Board of Directors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
         8.03 Trustee(s)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
         8.04 Safekeeping Trustees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
         8.05 Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
         8.06 Pension Committee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
         8.07 Standard of Fiduciary Duty  . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
         8.08 Indemnification of Committee  . . . . . . . . . . . . . . . . . . . . . . . . . .     50
         8.09 Claims Procedure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
         8.10 Appointment of Investment Manager . . . . . . . . . . . . . . . . . . . . . . . .     51

ARTICLE IX - AMENDMENT AND TERMINATION  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53

         9.01 Amendment of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53
         9.02 Termination of the Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53
         9.03 Restriction on Certain Benefits and Distributions . . . . . . . . . . . . . . . .     55
         9.04 Adoption of the Plan by a Participating Employer  . . . . . . . . . . . . . . . .     56

ARTICLE X - MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59

         10.01 Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59
         10.02 Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59
         10.03 Spendthrift Clause . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59
         10.04 Legally Incompetent, Minors  . . . . . . . . . . . . . . . . . . . . . . . . . .     59
         10.05 Discrimination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59

         10.06 Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
         10.07 Compliance with Applicable Laws  . . . . . . . . . . . . . . . . . . . . . . . .     60
         10.08 Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60

ARTICLE XI - SPECIAL PROVISIONS REGARDING SAFEKEEPING TRUST . . . . . . . . . . . . . . . . . .     61

ARTICLE XII - TOP HEAVY RULES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62

         12.01 General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
         12.02 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
         12.03 Minimum Accrued Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63
         12.04 Form of Benefit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
         12.05 Nonforfeitability of Employer Top-Heavy Contribution . . . . . . . . . . . . . .     64
         12.06 Minimum Vesting  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
         12.07 Combined Plan Limitation For Top Heavy Years . . . . . . . . . . . . . . . . . .     65

ARTICLE XIII - MAXIMUM BENEFITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66

         13.01 General Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
         13.02 Combined Plan Limitations  . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
         13.03 Grandfather Rule . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
         13.04 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66

ARTICLE XIV - HIGHLY COMPENSATED EMPLOYEES  . . . . . . . . . . . . . . . . . . . . . . . . . .     70

         14.01 In General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
         14.02 Highly Compensated Employees . . . . . . . . . . . . . . . . . . . . . . . . . .     70
         14.03 Former Highly Compensated Employee . . . . . . . . . . . . . . . . . . . . . . .     70
         14.04 Family Aggregation Rules . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
         14.05 Definitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
         14.06 Other Methods Permissible  . . . . . . . . . . . . . . . . . . . . . . . . . . .     73

                             GENUINE PARTS COMPANY
                                  PENSION PLAN
              (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1989)


                                   ARTICLE I

                                  INTRODUCTION

1.01 History of the Plan. Prior to January 1, 1984, the Company maintained the Predecessor Plans covering different groups of its employees. Effective January 1, 1984, the Predecessor Plans were merged together in accordance with Code Section 414(l) to form the Genuine Parts Company Pension Plan (the "Prior Plan"). The Prior Plan assumed all liabilities for retirement benefits accrued prior to January 1, 1984 under the merged plans. The Prior Plan was maintained as a plan meeting the requirements of qualification under Code Section 401(a).

1.02 New Plan. Effective January 1, 1989, the Prior Plan is continued in an amended and restated form as set forth in its entirety in this document for the purpose of complying with the provisions of the Employee Retirement Income Security Act of 1974 as amended and maintaining qualification under Section 401(a) of the Internal Revenue Code of 1986, as amended. S.P. Richards Company, Balkamp, Inc., NAPA, Inc. and Motion Industries, Inc. will also adopt this document as Participating Employers

1.03 Effective Date. The Plan shall be effective January 1, 1989 except as described below or as otherwise provided herein:

            (a) Section 2.03 relating to the actuarial assumptions used in the Plan shall be effective January 1, 1987;

            (b) Section 2.08 relating to a Participant's Anticipated Social Security Benefits shall be effective January 1, 1987, but only for those Employees who accrue an Hour of Service on or after that date;

            (c) Sections 2.18(g), 4.04, and 4.06 relating to the accrual of benefits beyond age 65 shall be effective January 1, 1988, but only for those Employees who accrue an Hour of Service on or after that date;

            (d) Section 2.21, the definition of Earnings, shall be effective July 1, 1988;

            (e) Section 2.34, the definition of Normal Retirement Age, shall be effective January 1, 1988;

            (f) Article III which permits Employees who are hired on or after their 60th birthday to participate in the Plan shall be effective January 1, 1988, but only for those Employees who accrue an Hour of Service on or after that date;

            (g) Section 6.07 relating to Direct Rollovers shall be effective January 1, 1993;

            (h) Article XIII relating to maximum benefit levels shall be effective January 1, 1987; and,

            (i) Article XIV, defining a Highly Compensated Employee, is effective January 1, 1987.

1.04 Accrued Benefits Under This Plan and Under Prior Plan. Only Participants who earn an Hour of Service after the Effective Date shall have their Accrued Benefit determined under the provisions of this Plan. All other Participants shall have their Accrued Benefit determined in accordance with the terms and provisions of the Prior Plan. However, all Participants who have an Accrued Benefit under the Plan or Prior Plan shall receive a distribution of their Accrued Benefit in accordance with this Plan.

1.05 Purpose. The purpose of this Plan (and the Trust Agreement) is to reward the loyal and efficient services of the Employees and to stimulate in them an interest in the successful operation of the Company's business by providing the benefits of a qualified retirement plan. This Plan shall be maintained for the exclusive benefit of the Participants and their Beneficiaries and shall be administered and interpreted in accordance with such purpose.

                                   ARTICLE II

                                  DEFINITIONS


2.01         Accrued Benefit.


             (a) In General. For purposes of this Plan, the term "Accrued Benefit" shall mean the Participant's Projected Retirement Income multiplied by a fraction. The numerator of the fraction is the Participant's actual years of Credited Service. The denominator of the fraction is the Participant's projected years of Credited Service assuming the Participant had terminated his Employment on his Normal Retirement Date. The Projected Retirement Income of a Participant with fifteen or more years of Credited Service is the Participant's Retirement Income as determined in
                        Section 4.01(b) assuming the Participant terminated his Employment on his Normal Retirement Date and based on his Average Earnings as of his termination of Employment. The Projected Retirement Income of a Participant with less than fifteen years of Credited Service is the Participant's Retirement Income as determined in Section 4.01(c) assuming the Participant terminated his Employment on his Normal Retirement Date and based on his Average Earnings as of his termination of Employment.


             (b) $200,000 Earnings Limit. Effective January 1, 1989, the Plan must limit Earnings during a Plan Year (including Plan Years before and after January 1, 1989) to $200,000, adjusted annually by the Cost of Living Factor (see Plan Section 2.21). Notwithstanding the $200,000 limit, a Participant's Accrued Benefit shall not be less than the Participant's Accrued Benefit as of December 31, 1988 (determined without regard to the new $200,000 limit).


             (c) $150,000 Earnings Limit. Effective January 1, 1994, the Plan must limit Earnings during a Plan Year (including Plan Years before and after January 1, 1994) to $150,000, adjusted annually by the Cost of Living Factor (see Plan Section 2.21). Notwithstanding the $150,000 limit, a Participant's Accrued Benefit shall not be less than the greater of:

                        (1) the Participant's Accrued Benefit as of December 31, 1993, (determined without regard to the new $150,000 limit but after application of the $200,000 limit of paragraph (b)) plus the

                             Participant's Accrued Benefit earned after
                             December 31, 1993 (determined with the $150,000 limit); or,

                        (2) the Participant's Accrued Benefit for all years of Credited Service both before and after December 31, 1993 (determined with the $150,000 limit).


2.02 Act or ERISA shall mean Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.


2.03 Actuarial Equivalent shall mean a benefit of equivalent value computed in accordance with the actuarial assumptions described below. These actuarial assumptions shall be effective as of January 1, 1987.

            (a)     The UP 1984 Mortality Table without any adjustments.

            (b) An effective annual interest rate of 8%, except that for purposes of calculating single sum values, the rate shall be determined under 2.03(c) below.

            (c) For purposes of computing single sum values, the interest rate shall be the interest rate which would be applied by the Pension Benefit Guaranty Corporation for purposes of determining the present value of the Participant's benefits under the Plan if the Plan had terminated on January 1 of the applicable Plan Year with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation on that date.


2.04 Actuary shall mean an Actuary selected by the Company (or a firm of Actuaries) who is enrolled under Subtitle C of Title III of the Act.


2.05 Affiliate shall mean the Company and any corporation which is a member of a controlled group of corporations (as defined in Code
            Section 414(b)) which includes the Company; any trade or business which is under common control (as defined in Code Section 414(c)) with the Company; any organization which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Company; and any other entity required to be aggregated with the Company pursuant to regulations under Code
            Section 414(o).


2.06        Alternate Death Benefit shall have that meaning as defined in
            Section 5.02.

2.07 Annuity Starting Date shall mean the earliest of the following dates:

                    (i) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.01, the Participants' Normal Retirement Date;

                    (ii) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.02, the Participants' Early Retirement Date;

                    (iii) For Participants who are Permanently Disabled and commence to receive Retirement Income under Schedule D, the Participant's Disability Retirement Date as defined in Schedule D;

                    (iv) For Participants who terminate their Employment and commence to receive Retirement Income under Section 4.04, the Participants' Delayed Retirement Date; and

                    (v) For Participants who terminate their Employment with less than 15 years of Credited Service and are therefore entitled to a Retirement Income under Section 4.05, the Participants' Normal Retirement Date.


2.08 Anticipated Social Security Benefit shall mean the estimated monthly primary insurance amount which is or will become payable to a Participant at the Participant's Social Security Retirement Age (as defined in Code Section 415(b)(8)), based on the Social Security Act in effect on the date of determination of the benefit, without taking into account any undetermined future automatic adjustments in (i) benefits and (ii) the contribution and benefit base, and on uniform rules adopted by the Committee, assuming:

            (a) that his Earnings at date of determination of his benefit under the Plan remains in effect thereafter to his Social Security Retirement Age; and

            (b) the earnings test for purposes of determining eligibility for the Social Security benefit shall not apply.

            The Anticipated Social Security Benefit shall become fixed as of the Participant's Retirement, or, if earlier, the date on which his Employment terminates (most recent date of termination for a reemployed employee).


            In determining a Participant's Anticipated Social Security Benefit, the Committee shall estimate the Participant's compensation for all years prior to the

            Participant's Termination Date. The Participant's estimated compensation shall be determined by applying a salary scale (six percent (6%) per annum), projected backwards, to the Participant's Earnings at the time of the Participant's Termination Date.

            Each Participant shall have the right to have his Anticipated Social Security Benefit computed on the basis of the Participant's actual salary history instead of using the Participant's estimated compensation. If the Participant supplies his actual salary history within a reasonable period of time following the Participant's Termination Date or, if later, following the date the Participant receives notice of his right to supply actual salary history, the Participant's Retirement Income will be adjusted based on the Participant's actual salary history.

            After the Participant's Termination Date, the Plan Administrator shall notify the Participant of his right to supply actual salary history and the financial consequences of failing to provide such salary history. Such notice shall state that actual salary history can be obtained from the Social Security Administration. In addition, the Plan Administrator shall provide written notice to each Participant of the right to supply actual salary history at the time a summary plan description is provided to the Participant.

            This Section 2.08 shall be effective January 1, 1987 but only for those Participants with an Hour of Service on or after that date.


2.09 Authorized Absence shall mean any temporary layoff or any absence authorized by the Employer under the Employer's standard personnel practices provided that all persons under similar circumstances must be treated alike in the granting of such Authorized Leaves of Absence and provided further that the Participant returns within the period of authorized absence. An absence due to service in the Armed Forces of the United States shall be considered an Authorized Absence to the extent required by federal law. Employees on Authorized Absence will be deemed to be in active Employment for purposes of Credited Service (but not for other purposes such as eligibility for the Alternate Death Benefit).


2.10 Average Earnings shall mean the average of the Participant's monthly Earnings for the highest five (5) calendar years of Employment out of the last complete ten (10) calendar years of Employment (or during total Employment if less) immediately preceding the Participant's Termination of Employment. Average Earnings shall be determined by dividing the total Earnings received by the Participant during the appropriate five (5) calendar year period by the number of months for which he received Earnings in such period. If the Participant's

            Earnings in the calendar year in which the Participant terminates Employment will increase the Participant's Average Earnings, such Earnings shall be counted as part of the Participant's 10 complete calendar years of Employment.


2.11        Beneficiary shall have the following meaning:


            (a) Unmarried Participants, may designate any individual(s), trust(s), estate(s), partnership(s), corporation(s) or other entity or entities as Beneficiaries in accordance with procedures established by the Committee to receive any distribution to which the Participant is entitled under the Plan in the event of the Participant's death. The Committee may require certification by a Participant in any form it deems appropriate of the Participant's marital status prior to accepting or honoring any Beneficiary designation. Any Beneficiary designation by an unmarried Participant shall be void if the Participant revokes the designation or marries. Any Beneficiary designation by an unmarried Participant shall also be void to the extent that it conflicts with the terms of a qualified domestic relations order.

                    If an unmarried Participant fails to designate a Beneficiary or if the designated Beneficiary fails to survive the Participant and the Participant has not designated a contingent Beneficiary, the Beneficiary shall be the surviving descendants of the Participant (who shall take per stirpes) and if there are no surviving descendants, the Beneficiary shall be the Participant's estate. For the purposes of the foregoing sentence, the term "descendants" shall include any persons adopted by a Participant or by any of his descendants.

            (b) A married Participant's Beneficiary shall be his Spouse unless the Participant has designated a non-Spouse Beneficiary (or Beneficiaries) with the written consent of his Spouse given in the presence of a notary public on a form provided by the Committee, or unless the terms of a qualified domestic relations order require payment to a non-Spouse Beneficiary. A married Participant's designation of a non-Spouse Beneficiary in accordance with the preceding sentence shall remain valid until revoked by the Participant or until the Participant marries a Spouse who has not consented to a designation in accordance with the preceding sentence.

                    For the purposes of this Section, revocation of prior Beneficiary designations will occur when a Participant; (i) files a valid designation with the Committee, or (ii) files a signed statement with the Committee evidencing his intent to revoke any prior designations.

2.12        Board shall mean the Board of Directors of the Company.


2.13 Break in Service shall occur if the Employee ceases to be employed by the Employer and does not resume employment for seven or more consecutive years.


2.14 Code shall mean the Internal Revenue Code of 1986, as amended. A reference to a specific provision of the Code shall include such provision and any applicable Treasury Regulation pertaining thereto.


2.15 Company shall mean Genuine Parts Company and its successors or assigns who adopt this Plan.


2.16 Contributions shall mean the Employer contributions to the Fund made in accordance with Article VII.


2.17 Cost of Living Factor shall mean the cost of living factor prescribed by the Secretary of the Treasury under section 415(d) of the Code for years beginning after December 31, 1987, as applied to such items and in such manner as the Secretary may provide.


2.18 Credited Service shall mean the number of years of service as an Employee of Employer (with proportionate allowance for fractional years) both before and after the Effective Date which shall be measured in accordance with the following rules:

            (a) Except as provided below, an Employee shall receive Credited Service for the elapsed time of his Employment from the date on which the Employee first performs an Hour of Service for the Employer to his Termination Date. If an Employee has a Termination Date and is subsequently rehired, such Employee shall again receive Credited Service (subject to the Break in Service rules set forth below) beginning on the date of the Employee's first Hour of Service on or after his reemployment and ending on his subsequent Termination Date.

            (b) Credited Service shall not include any period of Employment which precedes a Break in Service if as of the first day of the Break in Service, the Employee is not entitled to a nonforfeitable Retirement Income under Section 4.05.

            (c) Credited Service shall not include any period of service as an Employee of Employer during which an Employee is a member of a collective bargaining unit whose Employees are covered by a retirement or pension plan to which Employer contributes (other than this Plan) except to the extent provided in 4.07.

            (d) Credited Service shall not include any period of Employment with a Participating Employer prior to its designation as a Participating Employer or any period of employment with a predecessor business prior to its acquisition by Employer except to the extent provided in Schedules A and B.

            (e) An Employee's service with an Affiliate shall be considered Employment with the Employer; provided, however, that any benefit payable under this Plan shall be reduced on an Actuarial Equivalent basis by 100% of the value of any benefits received or payable from any qualified employee benefit plan maintained by such Affiliate.

            (f) Credited Service shall not include any period of service in the military; except to the extent such service is required to be credited under applicable federal law.

            (g) Credited Service shall not be reduced or discontinued merely because the Participant attains his Normal Retirement Age. This provision is effective January 1, 1988 for each Employee who earns an Hour of Service on or after that date.

            (h) Prior to January 1, 1988, Employees who were hired on or after their 60th birthday were not eligible to participate in the Plan. Any such Employee who accrues an Hour of Service on or after January 1, 1988 shall, subject to the rules set forth in this Section 2.18, receive Credited Service for their entire period of Employment.


2.19 Delayed Retirement Date shall mean for a Participant who continues his Employment beyond his Normal Retirement Date, the first day of the month coincident with or immediately following such Participant's termination of Employment.


2.20        Disability Retirement Date.  See Schedule D.

2.21 Earnings shall be determined in accordance with the following rules:

            (a) Except as provided below, Earnings means the Participant's total compensation including wages, salaries, and other amounts received for personal services actually rendered in the course of Employment (including commissions, overtime and bonuses). However, Earnings shall NOT include reimbursements or other expense allowances, fringe benefits (cash and non cash), moving expenses, deferred compensation and welfare benefits. Earnings SHALL include any compensation which is not includible in the Participant's gross income by reason of Code Section 402(a)(8) (Employee pre-tax contributions to the Genuine Partnership Plan), Code Section 125 (Employee salary deferrals under the Genuine Parts Company Section 125 Plan), and Code Sections 402(h), 457(b) and 414(h)(2) (none of which currently apply to the Company).

            (b) Effective for January 1, 1989, the Plan shall not take into account more than $200,000 in Earnings for any Plan Year (including Plan Years prior to January 1, 1989). The $200,000 limit will be adjusted annually by the Cost of Living Factor. However, any increase in the $200,000 limit shall apply only to Earnings taken into account for the Plan Year in which the increase is effective and shall not apply retroactively. In no event will the $200,000 limit described above reduce a Participant's Accrued Benefit as of December 31, 1988.

            (c) Effective for January 1, 1994, the Plan shall not take into account more than $150,000 in Earnings for any Plan Year (including Plan Years prior to January 1, 1994). The $150,000 limit will be adjusted annually by the Cost of Living Factor. However, any increase in the $150,000 limit shall apply only to Earnings taken into account for the Plan Year in which the increase is effective and shall not apply retroactively. In no event will the $150,000 limit described above reduce a Participant's Accrued Benefit as of December 31, 1993.


2.22 Earliest Retirement Age shall mean the Participant's Normal Retirement Date. However, if the Participant has 15 or more years of Credited Service, the Participant's Earliest Retirement Age shall be the first day of the month coincident with or immediately following the date the Participant attains (or would have attained) his Early Retirement Date.


2.23 Early Retirement Date shall mean the first day of the month coincident with or immediately following the day on which the Participant (i) completes fifteen (15) years of Credited Service and has attained age fifty-five (55) and
            (ii) actually terminates his Employment.


2.24        Effective Date shall mean January 1, 1989.


2.25     (a)     Eligible Employee shall mean, except for those Employees
         identified in the following sentence, all Employees employed by the Employer. The following Employees shall not be considered Eligible
         Employees: (i) any employee included in a collective bargaining unit for which a labor organization is recognized as collective bargaining agent unless such employee has been designated by the Committee as an "Eligible Employee" for the purposes of this Plan, (ii) any Employee who is a nonresident alien and who does not receive earned income from the Employer which constitutes income from sources within the United States, or (iii) any "leased employee," within the meaning of Code
         Section 414(n)(2), with respect to the Employer.

         (b) Employee shall mean any person employed by or on Authorized Absence from the Employer, and any person who is a "leased employee" within the meaning of Code Section 414(n)(2) with respect to the Employer. However, if such "leased employees" constitute less than 20 percent of the Employer's combined non-highly compensated work force, within the meaning of Code Section 414(n)(1)(C)(ii), the term "Employee" shall not include "leased employees" covered by a plan described in Code Section 414(n)(5).


2.26        Employer shall mean the Company and any Participating Employer.
            All Participating Employers are listed on Schedule A.


2.27 Employment shall mean the active service of an Employee with the Employer. Employment with a Participating Employer prior to its designation as a Participating Employer and employment with a predecessor business prior to its acquisition by Employer shall be counted as employment with the Employer only to the extent provided Schedules A or B.


2.28        Fiduciary shall mean a party named as a Fiduciary in Section 8.01.
            Any party shall be considered a fiduciary of the Plan only to the extent of the powers and duties specifically allocated to such party under the Plan.


2.29 Fund shall mean the money and other properties held and administered by the Trustee in accordance with the Plan and Trust Agreement. It is expressly intended that multiple trust funds may be established under this Plan, which together shall comprise the Fund hereunder. See
            Section 2.51 and Schedule C.


2.30        Highly Compensated Employee.  See Article XIV.


2.31        Hours of Service shall mean:

            (a) Each hour for which an Employee is paid, or entitled to payment, for performance of duties for an Employer or Employers.

            (b) Each hour for which an Employee is paid, or entitled to payment, by an Employer or Employers, on account of a period of time during which no duties are performed (irrespective of whether the employment relationship is terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or an Authorized Absence; provided that in no event, shall an Employee receive credit for more than 501 Hours of Service for any single continuous period of non-working time. However, no Hours of Service shall be granted for any direct or indirect payment or for any entitlement to payment if (i) such payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation laws, unemployment laws or disability insurance laws or (ii) such payment is intended to reimburse an employee for his or her medical or medically related expenses.

            (c) Each hour for which an Employee is on an Authorized Absence by reason of: (i) the pregnancy of the Employee, (ii) birth of a child of the Employee, (iii) placement of a child with the Employee in connection with the adoption of the child by the Employee, or (iv) caring for a child referred to in paragraphs (i) through (iii) immediately following birth or placement. Hours credited under this paragraph shall be credited at the rate of 10 hours per day, 45 hours per week but shall not, in the aggregate, exceed the number of hours required to prevent the Employee from incurring a Break in Service under Code Section 410(a)(5) (a maximum of 501 hours) during the first computation period in which a Break in Service would otherwise occur.

            (d) Each hour for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by an Employer or Employers.

            (e) In lieu of the foregoing, an Employee who is not compensated on an hourly basis (such as salary, commission or piecework Employees) shall be credited with 45 Hours of Service for each week (or ten Hours of

                    Service for each day) in which such Employee would be credited with Hours of Service if hourly paid. However, this method of computing Hours of Service may not be used for any Employee whose Hours of Service is required to be counted and recorded by any Federal Law, such as the Fair Labor Standards Act. Any such method must yield an equivalency of at least 1,000 hours per computation period.

            The following rules shall apply in determination of whether an Employee completes an "Hour of Service":

                    1. The same hours shall not be credited under subparagraphs (a), (b) or (c) above, as the case may be, and subparagraph (d) above; nor shall the same hours credited under subparagraphs (a) through (d) above be credited under subparagraph
                             (e) above;

                    2. The rules relating to determining Hours of Service for reasons other than the performance of duties and for crediting Hours of Service to particular periods of employment shall be those rules stated in Department of Labor Regulations Title 29, Chapter XXV, Subchapter C, part 2530, Sections 200b2(b) and 200b2(c), respectively.


2.32 Insurer shall mean a legal reserve life insurance company which issues a policy of life insurance or a group annuity contract under the Plan.


2.33 Normal Retirement Age shall mean the Participant's 65th birthday or, if later, the fifth anniversary of the date the Participant commenced participation in the Plan.

2.34 Normal Retirement Date shall mean the first day of the month coincident with or next following the Participant's Normal Retirement Age.

2.35 Participant shall mean an Employee who becomes eligible to participate in the Plan as provided in Article III.

2.36 Participating Employer shall mean any corporation and any other entity that is designated by the Committee as a Participating Employer under the Plan. See Section 9.04 for provisions relating to a Participating Employer's adoption of this Plan. All Participating Employers, groups of employees designated as participating in the Plan by such Participating Employers (if not all employees), and the effective date of each Company's designation as a Participating Employer shall be specified in Schedule A.

2.37 Pension Committee or Committee shall mean the committee of persons appointed by the Board to administer the Plan in accordance with the terms of Article VIII.

2.38 Permanent Disability shall mean a physical or mental condition of a Participant resulting from bodily injury, disease, or mental disorder which (i) for a Participant who is not in active Employment on or after January 1, 1993, entitles the Participant to Social Security disability benefits or (ii) for a Participant who is in active Employment on or after January 1, 1993, results in the Participant receiving long term disability benefits under The Genuine Parts Company Long Term Disability Plan. A Participant's Permanent Disability will end on the date the Participant is no longer receiving disability benefits (i) under Social Security for a Participant who is not in active Employment on or after January 1, 1993, or (ii) under The Genuine Parts Company Long Term Disability Plan for a Participant who is in active Employment on or after January 1, 1993.

2.39 Plan shall mean the Genuine Parts Company Pension Plan as set forth in this document together with any subsequent amendments hereto.

2.40 Plan Administrator or Administrator shall mean the committee of persons appointed by the Board pursuant to Article VIII to administer the Plan. The committee of such persons shall also be known as the Pension Committee and all references in the Plan to the Plan Administrator shall be deemed to apply to the Pension Committee and vice versa. The committee of such persons is hereby designated as the "Administrator" of the Plan within the meaning of
            Section 3(16) of the Act and as the agent for the service of legal process for the purposes of Section 102(b) of the Act.

2.41        Plan Year shall be the calendar year.

2.42 Predecessor Plans shall mean the following qualified defined benefit plans established prior to January 1, 1984 for employees of the Company:

                      Name of Plan                                        Effective Date
                      ------------                                        --------------
               Genuine Parts Company Pension Plan                            01/01/74

               S. P. Richards Company Pension Plan                           01/01/56

               General Automotive Parts Pension Plan                         01/01/64
                   (which does not include union
                   employees covered under the plan
                   of Union Automotive Association of
                   St. Louis, Inc. or any successor
                   thereto)

               Pension Plan for the Employees of                             01/01/65
                   Standard Unit Parts Corporation
                   (including Manco, Inc., an
                    associate employer)

               Retirement Plan for Employees of                              01/01/63
                   Balkamp, Inc. (which includes
                   NAPA Headquarters employees)

               Restated NAPA Des Moines Warehouse                            08/13/74

2.43 Pre-Retirement Survivor Annuity shall have that meaning as defined in Section 5.01.

2.44 Prior Plan shall mean the Genuine Parts Company Plan as in effect on the day preceding the Effective Date.

2.45 Retirement shall mean the date the Participant actually ceases Employment for Early Retirement, Normal Retirement, Delayed Retirement or (prior to January 1, 1993) Disability Retirement, whichever is applicable.

2.46 Retirement Income shall mean any amount payable to or on behalf of a Participant, Beneficiary or Spouse in accordance with the provisions of the Plan.

2.47        Safekeeping Trust shall have the meaning described in Section
            11.01.

2.48        Spouse shall mean, as of any applicable date, a person who:

            (a) was married to a Participant in a religious or civil ceremony recognized under the laws of the state where the marriage was contracted;

            (b) was married to the Participant on the Participant's Annuity Starting Date; and

            (c) for purposes of Article V (Death Benefits) was married to the Participant throughout the one-year period ending on the Participant's death.

            A Participant shall not be considered married to another person as a result of any common law marriage whether or not such common law marriage is recognized by applicable state law. The Participant's Spouse as of the Participant's Annuity Starting Date shall continue to be the Participant's Spouse for purposes of this Plan (unless otherwise provided in a qualified domestic relations order) notwithstanding the subsequent death or divorce of such Spouse and the remarriage of the Participant.

2.49 Termination Date shall mean the first to occur of the following events:

            (a)     Voluntary resignation from service of the Employer; or

            (b)     Discharge from the service of the Employer by the Employer;
                    or

            (c)     Retirement; or

            (d)     Death; or

            (e)     Permanent Disability; or

            (f) The first anniversary of the date the Employee ceases Employment for any reason not described above (e.g., vacation, holiday, sickness, disability (but not disability retirement described in Schedule D), leave of absence, or layoff).

            If, however, an Employee terminates his Employment on account of an event described in paragraphs (a) - (c) above and the Employee performs an Hour of Service within twelve months following such termination of Employment (or such lesser period as provided in Treasury Regulation Section 1.410(a)-7(d)(iii)(B)), the Employee shall be considered as having been in active Employment during such period of absence. An Employee on Authorized Absence will not have a Termination Date earlier than the end of such Authorized Absence.

2.50 Treasury Regulations shall mean regulations pertaining to certain Sections of the Code as issued by the Secretary of the Treasury.

2.51 Trust or Trust Agreement or Trust Fund or Fund shall refer to the Fund established pursuant to one or more agreements of trust entered into between the Employer and one or more trustees (sometimes referred to as sub-trusts), which governs the creation and maintenance of the Fund, and all amendments thereto which may hereafter be made. References to Trust and Trust Agreement shall include the Safekeeping Trust described in Section 11.01. It is expressly intended that multiple sub-trusts may be established under this Plan, which together shall comprise the Trust Fund hereunder and that all of the sub-trusts shall be considered to be a single trust fund for purposes of Section 1.414(1)-1(b)(1) of the Treasury Regulations. The term Trust Fund shall also be deemed to include any fund existing pursuant to any deposit administration or group annuity contract between the Company and/or the Trustee and an Insurer. Each trust agreement or contract with an Insurer established pursuant to this Plan shall be listed on Schedule C.

2.52 Trustee shall mean any institution or individual(s) who shall accept the appointment of the Committee to serve as Trustee pursuant to the Plan.

2.53 Defined Terms. A defined term, such as "Retirement," will normally govern the definitions of derivatives therefrom, such as "Retire," even though such derivatives are not specifically defined and even if they are or are not initially capitalized. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender, unless the context clearly indicates to the contrary. Singular and plural nouns and pronouns shall be interchangeable as the factual context may allow or require. The words "hereof," "herein," "hereunder" and other similar compounds of the word "here" shall mean and refer to the entire Plan and not to any particular provision or Section.

                                  ARTICLE III

                                 PARTICIPATION

3.01 Each Employee who was a Participant under the Prior Plan on the day prior to the Effective Date and who is employed by an Employer on the Effective Date shall participate in this Plan on the Effective Date.

3.02 After the Effective Date each Employee shall participate in the Plan on the first day (assuming the Participant is still an Employee on such date) to occur after such Employee attains age 21 and completes an eligibility computation period in which such Employee has 1,000 Hours of Service.

            An Employee's first eligibility computation period shall be the 12 consecutive months following the commencement of his Employment.
            If the Employee fails to complete 1,000 Hours of Service during his first eligibility computation period, then his second eligibility computation period shall be the Plan Year which commences on the January 1 following his initial date of hire. If an Employee shall fail to complete 1,000 Hours of Service during his second eligibility computation period, then each successive Plan Year shall be the eligibility computation period.

3.03 A Participant shall participate in the Plan for so long as the Participant remains an Employee. If a Participant ceases to be an Employee and is later rehired, he shall resume participation in the Plan as of the date of rehire.

3.04 Notwithstanding any other provision of the Plan, no Employee shall participate in the Plan during any period in which such Employee is a member of a collective bargaining unit whose Employees are covered by a retirement or pension plan to which Employer contributes (other than this Plan). If any Employee shall cease to be a member of such a collective bargaining unit and shall remain in the employ of Employer, then such Employee shall become a Participant in this Plan as of the first day of the month coinciding with or next following the earliest date on which such Employee has attained the age of 21 and completed a twelve month period of Employment during which such Employee has not less than 1,000 Hours of Service, and for such purpose all actual Employment of Employee shall be counted including employment during the period in which such Employee was a member of such bargaining unit. See
            Section 4.07 concerning reduction in benefits in certain cases in which Employment is counted as provided in the preceding sentence.

3.05 Participation in the Plan shall not give any Employee the right to be retained in the Employer's employ, nor shall any Employee, upon dismissal from or voluntary termination of his Employment, have any right or interest in the Fund, except as herein provided.

                                   ARTICLE IV

                         RETIREMENT DATES AND BENEFITS

4.01        Normal Retirement.

            (a) A Participant who retires on his Normal Retirement Date is entitled to receive an annual Retirement Income beginning on his Normal Retirement Date payable in monthly installments in the form described in Article VI. A Participant who has attained Normal Retirement Age shall become 100% vested in his Accrued Benefit.

            (b) The monthly Retirement Income payable to a Participant who retires on his Normal Retirement Date with 15 or more years of Credited Service and who elects to receive his benefit in the form of a Life Annuity Option shall be the greater of (A) and (B) where:

                    (A)      is 30% of the Participant's Average Earnings; and

                    (B) is the applicable percentage of the Participant's Average Earnings on his Normal Retirement Date less 50% of the Participant's monthly Anticipated Social Security Benefit. The applicable percentage of the Participant's Average Earnings shall be determined by the following table:

   Participant's Years                                  Participant's Years
   of Credited Service                                  of Credited Service
      as of Normal           Percentage of                 as of Normal            Percentage of
     Retirement Date       Average Earnings               Retirement Date        Average Earnings
   -------------------     ----------------             -------------------      ----------------
           15....................40.0%                          31.....................48.0%
           16....................40.5%                          32.....................48.5%
           17....................41.0%                          33.....................49.0%
           18....................41.5%                          34.....................49.5%
           19....................42.0%                          35.....................50.0%
           20....................42.5%                          36.....................50.5%
           21....................43.0%                          37.....................51.0%
           22....................43.5%                          38.....................51.5%
           23....................44.0%                          39.....................52.0%
           24....................44.5%                          40.....................52.5%
           25....................45.0%                          41.....................53.0%
           26....................45.5%                          42.....................53.5%
           27....................46.0%                          43.....................54.0%
           28....................46.5%                          44.....................54.5%
           29....................47.0%                          45 or more.............55.0%
           30....................47.5%

            (c) Any Participant who retires on his Normal Retirement Date with less than 15 years of Credited Service and who elects the Life Annuity Option shall be entitled to a monthly Retirement Income equal to 30% of the Participant's Average Earnings multiplied by a fraction. The numerator of the fraction is the Participant's months of Credited Service as of his Normal Retirement Date, but not in excess of 180. The denominator of the fraction is 180.

4.02        Early Retirement.

            (a) Each Participant who has attained age 55 and who has completed at least 15 years of Credited Service may elect early retirement. A Participant who takes early retirement shall receive a monthly Retirement Income in the form described in Article VI beginning on his Early Retirement Date.

            (b) The monthly Retirement Income payable to a Participant who elects to begin receiving his Retirement Income prior to his Normal Retirement Date shall be determined in the same manner as his monthly Retirement Income would be determined under Section 4.01, except that his Average Earnings and Credited Service shall be calculated as of his Early Retirement Date. Furthermore the Retirement Income computed above shall be reduced by one-half of one percent (.005) for each complete month that the Participant's Early Retirement Date precedes his Normal Retirement Date.

            (c) The Committee may from time to time provide in its sole discretion that Participants who meet specified age and service requirements (or other applicable requirements established by the Committee) will be permitted to retire during specified periods and will receive a retirement benefit based on additional years of Credited Service, without the reduction described in paragraph (b) above or based on other factors and adjustments as determined by the Committee. The Committee's decision will be described in Schedule E to this Plan. All such special retirements will be communicated to the affected Participants but shall have no effect to the extent such adjustments or other factors result in a retirement benefit that adversely affects the qualified status of the Plan under Code Section 401(a)(4).

4.03     Permanent Disability.

         (a) This Section 4.03 shall apply to any Participant who is in active Employment on or after January 1, 1993. Any Participant who is not in active Employment with an Employer on or after January 1, 1993, (including any Participant who is not in active Employment on such date but who has a Termination Date before, on, or after January 1, 1993) and who becomes Permanently Disabled is governed by Schedule D and not this Section 4.03.

         (b)     A Participant who prior to his cessation of active Employment:
                 (i) completes one year of Credited Service and (ii) becomes Permanently Disabled shall be entitled to the provisions of this Section 4.03. If a Participant has not completed one year of Credited Service prior to his cessation of active Employment, the Participant shall not be entitled to a Retirement Income under this Plan. If the Participant becomes Permanently Disabled after his cessation of active Employment, the Participant's Retirement Income, if any, shall be determined in accordance with Sections 4.01, 4.02 or 4.05.

         (c) The monthly Retirement Income payable to a Participant who is Permanently Disabled shall be determined in the same manner as his monthly Retirement Income would be determined under
                 Section 4.01 assuming the Participant continued to earn Credited Service during his Period of Disability and assuming the Participant's Average Earnings as of the date of his Permanent Disability remained unchanged. A Participant's "Period of Disability" shall commence on the date he became Permanently Disabled and shall end on his Normal Retirement Date or, if earlier, the date benefits commence under Section 4.02.

         (d) If a Participant has earned at least 15 years of Credited Service (including the Participant's years of Credited Service earned during his Period of Disability) and the Participant has attained age 55, the Participant may elect to receive Disability Retirement benefits prior to his Normal Retirement Date. If the Participant receives benefits prior to his Normal Retirement Date, his Retirement Income shall be computed as provided in Section 4.02 including a reduction of the Participant's Retirement Income for each complete month that the Participant's Early Retirement Date precedes his Normal Retirement Date.

         (e) If the Participant ceases to be Permanently Disabled prior to the commencement of benefits under this Plan, the Participant shall nevertheless receive Credited Service for his Period of Disability (which ends on the date the Participant's Permanent Disability ceases).

         (f) If a Participant described in paragraph (b) dies prior to the commencement of benefits under this Plan and while he is Permanently Disabled, the Participant's Spouse shall be entitled to a Spouse's Benefit pursuant to Article V based upon the Participant's Credited Service that the Participant would have had if the Participant had remained in active Employment until his death and based on the Participant's Average Earnings in effect prior to his Permanently Disability.

4.04      Delayed Retirement.

          (a) After the Effective Date, any Participant who attains his Normal Retirement Age may remain in the active employ of the Employer beyond his Normal Retirement Age, provided, however, that an Employee may not remain in the active employ of the Employer if the Employer can, under the terms of the Age Discrimination in Employment Act, require the Employee to retire at his Normal Retirement Age and the Employer wishes the Employee to do so.

          (b) A Participant who retires on his Delayed Retirement Date is entitled to receive a Retirement Income beginning on his Delayed Retirement Date payable in monthly installments.

          (c) The monthly Retirement Income payable at a Participant's Delayed Retirement Date will be paid in the form described in Article VI. Such Retirement Income shall be the greater of the following amounts:

                (i) The Retirement Income payable to the Participant determined in the same manner as his Normal Retirement Income would be determined under Section 4.01, but using the Participant's Average Earnings and Credited Service as of his Delayed Retirement Date, or

               (ii) The Retirement Income the Participant would have received assuming the Participant had retired on his Normal Retirement Date actuarially increased from the Participant's Normal Retirement Date to the Participant's Delayed Retirement Date. For this purpose, the Participant's Delayed Retirement Date shall be deemed to be such Participant's birthday which is coincident with or immediately preceding the Participant's actual Delayed Retirement Date.

          (d) The Retirement Income computed under Section 4.04(c) shall be reduced by the Actuarial Equivalent of any Retirement Income previously paid to the Participant under Section 6.03 (mandatory distributions after age 70-1/2) to the extent permitted by Code Section 411(b)(1)(H)(iii).

          (e) This Section 4.04, which permits the accrual of Credited Service for employment after Normal Retirement Age shall be effective as of January 1, 1988 for any Employee who accrues one or more Hours of Service on or after January 1, 1988.

4.05      Termination of Employment.

          (a) A Participant who terminates Employment with the Employer prior to his Retirement and prior to the completion of three years of Credited Service shall not be entitled to receive any Retirement Income under the Plan.

          (b) A Participant with at least three years of Credited Service who terminates his Employment for any reason other than his Retirement or death shall be entitled to the monthly Retirement Income described below payable in accordance with
                   Article VI commencing on his Normal Retirement Date (provided he is then alive).

          (c) The monthly Retirement Income payable to a Participant described in Section 4.05(b) or to any Participant who makes the election described in Section 4.02(c) shall equal the product of (1) and (2), where:

                   (1) is such Participant's Accrued Benefit as of his Termination Date; and

                   (2) is the applicable percentage based on completed years of Credited Service in accordance with the following table:

                 Complete Years
                 of Credited Service               Percent of Monthly
                 at Termination Date                 Benefit Payable
                 -------------------               ------------------
                    Less than 3                          0%
                          3                              20%
                          4                              40%
                          5                              60%
                          6                              80%
                      7 or more                          100%

            (d) Upon attaining age 55, a Participant who has completed at least 15 years of Credited Service as of his Termination Date may elect to receive a monthly Retirement Income commencing on his Early Retirement Date or on the first day of any month after his Early Retirement Date but in no event later than his Normal Retirement Date, whichever the Participant elects. Such Retirement Income shall be computed in the same manner his Retirement Income would be determined under Section 4.02 (including the reduction for each complete month that the commencement of such benefits precedes the Participant's Normal Retirement Date). An election to receive benefits under this paragraph shall be in writing on such form as the Committee may prescribe and shall be delivered to the Committee not later than 60 days prior to the date such Participant desires payments to commence in accordance with this paragraph.

            (e) If a Participant terminates his Employment on account of death, any benefit payable to the Participant's Beneficiary shall be determined in accordance with Article V.

4.06        Suspension of Benefits.

            (a) This Section 4.06 shall apply to any Participant who has a Termination Date under the provisions of this Plan, (ii) was receiving or was entitled to receive Retirement Income hereunder and returns to Employment with Employer, and
                    (iii) is anticipated to receive Credited Service hereunder after his reemployment. Such Participant shall be subject to the following provisions:

                    (1) The Participant shall not be entitled to receive (if payments were being made) during such period of reemployment any Retirement Income to which the Participant might otherwise be entitled to receive under this Plan; provided, however, that Retirement Income will not be suspended if it is anticipated that the

                             Participant will not normally accrue 1000 Hours of Service during a Plan Year after reemployment;

                    (2) The Participant shall be treated like any other Participant who terminated Employment and was rehired (ignoring the fact that he may have retired and was receiving Retirement Income) and for all purposes under the Plan shall be given credit for Credited Service earned after reemployment and prior to his subsequent Termination Date. The period during which he was retired or was not employed by the Employer shall not be included as Credited Service.

                    (3) If the Participant dies during the time of his reemployment and such Employee had previously received Retirement Income, then any death benefit payable to the Participant's Beneficiary shall be determined under the form of payment previously elected by the Participant pursuant to Article VI, after recomputing the Participant's Retirement Income as described in subparagraph (4) below. If the Participant had not previously received Retirement Income, then any death benefit shall be determined under Article V of the Plan (after recomputing the Participant's Credited Service and Earnings before and after his reemployment). The death benefits so determined shall be reduced by the Actuarial Equivalent value of any Retirement Income previously received by the Participant.

                    (4) The Retirement Income payable on the Participant's subsequent termination of Employment shall be made under the form of payment in effect (if any) prior to his reemployment and shall equal the greater of
                             (i) or (ii) below.  However, a Participant's
                             Accrued Benefit earned after his Normal Retirement Age shall not be offset by more than the amounts permissible under Proposed Treasury Regulation
                             Section 1.411(b)-2(b)(4) or any successor regulation thereto.

                          (i) The Retirement Income payable to the Participant determined in accordance with
                                     Article IV based upon his Average Earnings before his prior termination of Employment and after his rehire (to the extent permitted under the definition of Average Earnings) and by aggregating his Credited Service before his prior termination of Employment with his Credited Service after his rehire. The Retirement Income so determined shall be reduced by the Actuarial Equivalent of any Retirement Income previously paid to the Participant.

                         (ii) The monthly Retirement Income the Participant was receiving or was entitled to receive prior to his termination of Employment. However, if the Participant's Retirement Income was suspended during his period of reemployment and such reemployment included Hours of Service after the Participant's Normal Retirement Date, the Participant's Retirement Income shall be actuarially increased for the period of time beginning on the later of the Participant's Normal Retirement Date or the date the Participant's Retirement Income was suspended and ending on the date his Retirement Income resumes.

            (b) Conflict with Suspension of Benefit Regulations. In no event shall the determination under this Section 4.06 as to when a reemployed Participant's Retirement Income may be suspended be less favorable to the Participant than the rules set forth in Department of Labor Regulation Section 2530.203-3. In the event of any conflict between the provisions of this Section 4.06 and said Regulation, the provisions of said Regulation shall prevail.

4.07        Reduction of Benefit in Certain Cases.

            (a) Notwithstanding any other provision of the Plan, any Participant who reaches his Termination Date and who was during any period of his Employment a member of a collective bargaining unit whose employees were, during such period, covered by a retirement, pension plan or group contract to which Employer contributed or is responsible (other than this Plan) which is qualified or intended to qualify under Section 401(a) of the Code shall be entitled to a Retirement Income computed in accordance with the following rules:

                    (1) Such Participant shall receive Credited Service for all actual service in the employ of the Employer in accordance with the rules of paragraph
                             2.18 and for purposes of 2.18(c) there shall be included as Credited Service any service during any period in which such Participant was a member of a collective bargaining unit whose employees were, during such period, covered by a retirement or pension plan to which Employer contributed (other than this Plan).

                    (2) The amount of the benefit to which such Participant is entitled shall be computed in accordance with 4.01, 4.02, 4.03 (or Schedule D as applicable), 4.04, 4.05 or Article V (whichever is applicable), but shall be reduced on an Actuarial Equivalent basis by 100% of the value of any retirement, termination, disability, or death benefits payable to such Participant from such other retirement or pension plan which are attributable to the contributions of Employer. The Pension Committee shall be empowered to adopt rules which shall be applied on a uniform basis to all Employees similarly situated for the determination of benefits under this Section 4.07.

            (b) Any Participant who is granted Credited Service for benefit accrual purposes for any period of employment with any predecessor business prior to its acquisition by Employer or during any period of employment with a Participating Employer prior to its designation as a Participating Employer shall be entitled to a benefit the amount of which shall be computed in accordance with 4.0l, 4.02, 4.03 (or Schedule D), 4.04, 4,05 or Article V (whichever is applicable) but shall be reduced on an Actuarial Equivalent basis by l00% of the value of any retirement, termination, disability, or death benefits received or payable from the pension or retirement plan of such predecessor business or of such Participating Employer.

            (c) Notwithstanding anything in this Plan to the contrary, any monthly Retirement Income payable under this Plan to the Participant or his Beneficiary shall be reduced by the amount of any benefits received by a Participant under the Workers' Compensation laws of any State to the extent such benefits are attributable to Employment with the Employer. No offset, however, shall be made for the following:

                    (i) Worker's Compensation payments specifically allocated for hospitalization or medical expenses (i.e., if not specifically allocated, the payment will be treated as not attributable to hospitalization or medical expense); or

                    (ii) Worker's Compensation payments applicable to periods prior to the date the Participant ceased active employment with the Employer.

                    For the purpose of this Section 4.07, Worker's Compensation benefits include periodic payments, lump sum payments and payments made in settlement of actual or disputed Worker's Compensation claims. Where an amount is paid to a Participant in a single sum, no further payments shall be paid hereunder until the total amount of the monthly payments otherwise payable hereunder equals the amount of such single sum payment. Thereafter, payments hereunder shall resume.

4.08 Increase in Benefits for Retired Participants. The Committee may from time to time declare an increase in the monthly Retirement Income payable to retired Participants, Spouses, or Beneficiaries by reason of a former Participant's taking Early, Normal, Delayed, or (prior to January 1, 1993) Disability Retirement during any given calendar year designated by the Company. The class of former Participants to whom such increase applies; the amount of such increase; the time when such increase becomes effective; and any other relevant information shall from time to time be set forth on the records of the Committee.

4.09 Minimum Benefit of Prior Plans. Notwithstanding any contrary provision of this Plan, in no event shall any Participant's Retirement Income Under this Plan be less than the Participant's benefit that he had accrued under the terms of any Predecessor Plan, or under the terms of the Prior Plan.

4.10 Grandfathered Retirement Benefits. Any Participant who (a) was a Participant in any of the Predecessor Plans on December 31, 1983,
            (b) attained the age of 55 on or prior to January 1, 1984, and (c) retires on or after January 1, 1984 under Section 4.01, 4.02 or
            4.04 shall automatically receive a Retirement Income hereunder which is the greater of (i) and (ii) where:

                    (i)      is the Retirement Income otherwise provided under
                             Section 4.01, 4.02 or 4.04, whichever is applicable, and

                    (ii) is the benefit such Participant would have received under his respective Predecessor Plan assuming that the benefit formula in such Predecessor Plan as in effect on December 31, 1983 had remained in effect until such Participant's Retirement. For this purpose, the benefit formula of the Predecessor Plan shall reflect current requirements of law and limitations of law (e.g., current covered compensation tables, limitations of Code Section 401(a)(4), Code Section 415, Code
                             Section 401(a)(17), etc.).

            For purposes of determining whether any such Participant may retire under Section 4.02 and this Section 4.10, any such Participant who does not meet the age or service condition to elect Early Retirement may nonetheless retire under Section 4.02 and this
            Section 4.10 if he would have met the age and service early retirement conditions of his respective Predecessor Plan assuming such Predecessor Plan as in effect on December 31, 1983 had remained in effect until such Participant's Retirement. For purposes of determining such grandfathered retirement benefits, the Predecessor Plans as in effect on December 31, 1983, are attached hereto as Schedule F:


                                         S.P. Richards Company Pension Plan

                                        General Automotive Parts Pension Plan

                                        Pension Plan for Employees of Standard
                                        Unit Parts Corporation

                                        Retirement Plan for Employees of
                                        Balkamp, Inc.

                                        Restated NAPA Des Moines Warehouse
                                        Pension Plan.

            The following modifications in the Plan shall apply to those Participants who are eligible for grandfathered retirement benefits under this Section 4.10:

                 (i) The Normal Retirement Age under the Plan for a Participant eligible for grandfathered retirement benefits under the General Automotive Parts Pension Plan shall mean such Participant's 62nd birthday.

                (ii) Participants eligible for grandfathered retirement benefits under the S.P. Richards Company Pension Plan may elect to receive their Retirement Income in the form of a five years certain and life option in addition to the other optional forms provided in Article VI. However, the election of the five years and certain benefit option shall be subject to the provisions of Section 6.02.

                                   ARTICLE V

                                 DEATH BENEFITS

5.01        Pre-Retirement Survivor Annuity.

            (a) Except as provided in Section 5.02, if a married Participant with three (3) or more years of Credited Service dies prior to his Annuity Starting Date, the Participant's Spouse shall be entitled to a monthly Retirement Income known as a "Pre-Retirement Survivor Annuity." The amount of the Pre-Retirement Survivor Annuity shall be determined under Section 5.01(b) or (c), whichever is applicable. The Pre-Retirement Survivor Annuity shall commence as of the date determined under
                    Section 5.01(e).

            (b) If the Participant dies after his Earliest Retirement Age, the Spouse's Pre-Retirement Survivor Annuity shall equal 50% of the monthly Retirement Income that the Participant would have received assuming the Participant had retired on the day before his death and elected to receive his Retirement Income under the Joint and 50% Survivor Annuity.

            (c) If the Participant dies on or before his Earliest Retirement Age, the Spouse's Pre-Retirement Survivor Annuity shall equal 50% of the monthly Retirement Income that the Participant would have received assuming the Participant (i) had separated from service on his Termination Date; (ii) had survived until his Earliest Retirement Age; (iii) had retired on his Earliest Retirement Age and elected to receive his Retirement Income under the Joint and 50% Survivor Annuity; and (iv) had died on the next day.

            (d) Notwithstanding (b) and (c) above, if during the 90 day period preceding the Participant's Annuity Starting Date the Participant had elected (with spousal consent) to receive a Joint and Last Survivor Option (as described in Section 6.02) with his Spouse as his Beneficiary, the Spouse's Pre-Retirement Survivor Annuity shall be determined assuming the Participant had retired under the Joint and Last Survivor Option instead of the Joint and 50% Survivor Annuity.

            (e) The Spouse may elect to receive the Pre-Retirement Survivor Annuity commencing as of the date of the Participant's deemed Retirement or as of the first day of any succeeding month. In no event will the Pre-Retirement Survivor Annuity commence later than the date the Participant would have attained his Normal Retirement Date or the first day of the month following the Participant's death, if later. The monthly Retirement Income of a delayed Pre-Retirement Survivor Annuity shall equal the Actuarial Equivalent of a Pre-Retirement Survivor Annuity commencing as of the date of the Participant's deemed Retirement. If the Spouse dies prior to the commencement of the Pre-Retirement Survivor Annuity, no monthly Retirement Income payments shall be made under this Section 5.01.

            (f) If the Participant dies prior to terminating employment and the Participant's Spouse is entitled to a Pre-Retirement Survivor Annuity, such Spouse, after the Participant's death, may elect to receive the Alternate Death Benefit described in Section 5.02 in lieu of the Pre-Retirement Survivor Annuity, provided the Participant had completed five or more years of Credit Service prior to his death.

            (g) If the Participant does not have three years of Credited Service at the time of his death, if the Participant dies without a Spouse, or if the Participant dies after his Annuity Starting Date, neither the Participant's Spouse nor the Participant's Beneficiary shall be entitled to Retirement Income under this Section 5.01.

5.02        Alternate Death Benefit.

            (a) The Alternate Death Benefit shall be paid to a Participant's Beneficiary if the following conditions are satisfied:

                          (i) The Participant has earned 5 or more years of Credited Service;

                         (ii) The Participant dies prior to terminating his Employment and prior to his Annuity Starting Date; and

                        (iii) In the case of a married Participant, either (1) the Participant receives the notice described in Section 5.02(c), the Spouse consents to the Participant's election of the Alternate Death Benefit, and the Spouse agrees to waive the Pre-Retirement Survivor Annuity of Section 5.01, or (2) following the Participant's death, the Spouse elects the Alternate Death Benefit in lieu of the Pre-Retirement Survivor Annuity.

            (b) The Alternate Death Benefit shall provide a monthly Retirement Income payable to the Participant's Beneficiary commencing on the first day of the month following the Participant's death and continuing only for a specified number of months as determined under the following table:

                    Complete Years of
                    Credited Service at                     Number of
                       Date of Death                      Months Payable
                    -------------------                   --------------
                     5 but less than 10                     12.5
                    10 but less than 15                     25
                    15 or more                              50


                    The monthly Retirement Income payable under the Alternate Death Benefit shall be determined as follows:

                 (i) If the Participant dies prior to his Normal Retirement Date, the Beneficiary's Retirement Income shall equal the greater of (A) 30% of the Participant's current monthly Earnings or (B) 30% of the Participant's Average Earnings.

                (ii) If the Participant dies after his Normal Retirement Date, the Beneficiary's Retirement Income shall equal the Retirement Income the Participant would have received if the Participant had retired on the day before his death and elected the Life Annuity Option. However, in such case the maximum number of payments as determined pursuant to the table above shall be reduced by the number of months that have elapsed since the Participant's Normal Retirement Date.

            (c) Prior to electing the Alternate Death Benefit and prior to designating a non-Spouse Beneficiary, a married Participant must receive a written explanation of the Pre-Retirement Survivor Annuity. Such explanation shall contain comparable information as provided in the notice described in Section 6.02(d). The notice must be provided to the Participant during the "Applicable Period". The "Applicable Period" shall mean whichever of the following periods ends last:

                 (i) The period beginning with the first Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year in which the Participant attains age 34; or

                (ii) A reasonable period of time ending after the Employee becomes a Participant.

                    However, the Committee may provide such notice to the Participant prior to the Applicable Period. If the Participant receives the notice prior to the commencement of the Applicable Period, a second notice must be given to the Participant during the Applicable Period.

            (d) The Participant's Spouse must consent in writing on a form provided by the Plan Administrator in the presence of a Notary Public or Plan representative to the Participant's election of the Alternate Death Benefit and designation of a non-Spouse Beneficiary, if any. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse Beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent, if given on or after the Plan Year in which the Participant attains age 35, shall be irrevocable. If, however, the Spouse's consent was given prior to such Plan Year, the Spouse's consent shall be void as of the first day of the Plan Year in which the Participant attains age 35. In such case, the Participant may again elect the Alternate Death Benefit and select a non-Spouse Beneficiary, provided the Participant's Spouse consents to such election in the manner provided in this
                    Section 5.02(d). The Spouse's consent shall then be irrevocable. The Participant's election of the Alternate Death Benefit and the Spouse's consent to such election shall constitute a waiver of the Pre-Retirement Survivor Annuity.

            (e) A married Participant may revoke his designation of the Alternate Death Benefit and his designation of a non-Spouse Beneficiary at any time prior to his death. Furthermore, the Participant's election shall cease to be valid upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the non-Spouse Beneficiary. If the Participant revokes his election of a non-Spouse Beneficiary or of the Alternate Death Benefit or if such election otherwise ceases to be valid, any death benefit payable shall be determined pursuant to Section 5.01.

            (f) A married Participant may elect the Alternate Death Benefit in lieu of the Pre-Retirement Survivor Annuity at any time before his Termination Date. However, if the Participant's Beneficiary is not entitled to receive the Alternate Death Benefit by virtue of the Participant's failure to complete five years of Credited Service or the Participant's death following his Termination Date, the Participant's Beneficiary for purposes of Article V shall be his Spouse and any death benefit available to such Spouse shall be determined pursuant to Section 5.01.

            (g) In the event of the death of a Beneficiary who survives the Participant and who, at his or her death, is receiving the Alternate Death Benefit, the remaining benefits, if any, shall be payable to a person designated by the Participant to receive the remaining benefits or, if no person was so designated, then to a person designated by the Beneficiary of the deceased Participant; provided, however, that if no person so designated be living upon the occurrence of such contingency, the remaining benefits, if any, shall be payable to the Spouse of the deceased Participant, if living; otherwise, to the descendants of the deceased Beneficiary per stirpes; or if none, to the legal representative of the estate of the deceased Beneficiary.

            (h) The Beneficiary may, prior to the commencement of benefits under this Section 5.02, request that the Alternate Death Benefit be paid in the form of a lump sum. Such lump sum payment shall be the Actuarial Equivalent of the Beneficiary's Alternate Death Benefit. The Plan Administrator shall direct the Trustee to distribute the Alternate Death Benefit in the form selected by the Beneficiary.

5.03        Death After Normal Retirement Date but Prior to Delayed Retirement
            Date.

            (a) Notwithstanding any other provision of the Plan to the contrary, any Participant who remains in Employment after his Normal Retirement Date shall be entitled to elect an optional death benefit in lieu of the death benefits provided under Sections 5.01 or 5.02. The Participant shall elect such optional death benefit by selecting one of the following options on a form provided by the Plan Administrator for such purpose.

                 (i) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Ten Years Certain and Life Option (See Section 6.02(a)(i)). Such death benefit shall be paid to the Participant's Beneficiary for a period of ten years commencing on the first day of the month following the Participant's death.

                (ii) A death benefit equal to the monthly amount that would have been paid to the Participant's Beneficiary assuming the Participant had retired on the first day of the month preceding his death and had elected to receive Retirement Income under the Joint and Last Survivor Option (See Section 6.02(a)(ii)) with the Participant's Beneficiary receiving 50%, 75%, or 100% (as designated by the Participant) of the monthly Retirement Income payable to the Participant during the Participant's lifetime. Such death benefit will be paid to the Participant's Beneficiary for the

                             Beneficiary's lifetime beginning on the first day of the month following the Participant's death.

            (b) A married Participant's election of the optional death benefit provided by this Section 5.03 shall be void unless the Participant's Spouse (after receipt of the explanation of the Pre-Retirement Survivor Annuity described in Section 5.02(c)) consents in writing on a form provided by the Plan Administrator in the presence of a Notary Public or Plan representative to the Participant's election of such optional death benefit. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Plan Administrator that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

            (c) A married Participant may revoke his election of the optional death benefit provided by this Section 5.03 at any time prior to his Delayed Retirement Date. Furthermore, the Participant's election to receive such optional death benefit shall cease to be valid upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to such optional death benefit. If the Participant revokes his election or if such election otherwise ceases to be valid, any death benefit payable to the Participant's Spouse shall be determined pursuant to
                    Section 5.01 unless the married Participant, with his Spouse's consent, elects the Alternate Death Benefit under
                    Section 5.02.

5.04        Death On or After the Annuity Starting Date.

            Neither the Participant's Spouse nor the Participant's Beneficiary shall be entitled to a Retirement Income under this Article V if the Participant dies on or after his Annuity Starting Date. Instead, any benefit payable to the Participant's Spouse or Beneficiary will be determined pursuant to Article VI.

5.05 Purchase of Insurance Policies. The Committee may in its discretion direct the Trustee to purchase life insurance policies on the lives of Participants in amounts not exceeding the death benefits herein provided. Any policy so purchased shall name the Trustee as the beneficiary and owner thereof. The Committee shall select the Insurer or Insurers providing any such policies, establish the terms and conditions thereof, and the premiums payable therefor. The Committee shall furnish the Trustee with properly completed application forms for its signature. The Committee shall instruct the Trustee in all matters pertaining to any policy issued hereunder, including inter alia, the application of any dividends payable on any policy. If the Committee shall so direct, the Trustee shall enter into agreements in such form as the Committee shall direct with an Insurer whereby the Insurer retains custody of any insurance policies issued hereunder.

                                   ARTICLE VI

                      OPTIONAL FORMS OF RETIREMENT INCOME

6.01        Automatic Forms of Payment.

            If a Participant does not have a Spouse on his Annuity Starting Date, the Participant's Retirement Income shall be payable under the Life Annuity Option described below unless the Participant otherwise elects under Section 6.02. If a Participant has a Spouse on his Annuity Starting Date, the Participant's Retirement Income shall be payable under the Joint and 50% Survivor Annuity described below unless the Participant (with spousal consent) otherwise elects under Section 6.02.

            (a) Life Annuity Option is a monthly Retirement Income payable during the Participant's lifetime, with payments ceasing upon the Participant's death.

            (b) Joint and 50% Survivor Annuity is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity Option. The Retirement Income shall be payable to the Participant for his life, and upon the Participant's death, 50% of such Retirement Income shall be payable to the Participant's Spouse for the Spouse's life. Such Retirement Income shall cease on the later of the death of the Participant or the death of the Participant's Spouse.

6.02        Optional Forms of Payment.

            (a) Within 90 days prior to the Participant's Annuity Starting Date, the Participant may elect to receive any of the following optional forms of payment in lieu of the automatic form of payment described in Section 6.01. In addition, a married Participant may designate a non-Spouse Beneficiary to receive the Retirement Income, if any, that is payable upon such Participant's death.

                          (i) Ten Years Certain and Life Option is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity Option. The Retirement Income shall be payable to the Participant during his lifetime and, in the event of the Participant's death within a period of ten years after the commencement of benefits, the same monthly amount shall be payable to the Participant's Beneficiary for the remainder of such ten-year period.

                         (ii) Joint and Last Survivor Option is a monthly Retirement Income equal to the reduced Actuarial Equivalent of the Life Annuity Option. The Retirement Income shall be payable to the Participant for his life, and upon the Participant's death, a designated percentage (100%, 75%, or 50%) of the Participant's Retirement Income shall be payable to the Participant's Beneficiary for the Beneficiary's life. Such Retirement Income shall cease on the later of the death of the Participant or the death of the Participant's Beneficiary.

            (b) A married Participant's election to receive an optional form of payment or to designate a non-Spouse Beneficiary shall be valid only if the Participant's Spouse (after receipt of the written explanation described in Section 6.02(d)) consents in writing on a form provided by the Committee in the presence of a Notary Public or Plan representative to the Participant's election. The Spouse's consent must acknowledge the effect of such consent and must specifically state the non-Spouse beneficiary, if any, selected by the Participant. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

            (c) A Participant may revoke his election of an optional form of payment or make a new election (provided any required spousal consent is obtained) at any time prior to his Annuity Starting Date. Furthermore, the Participant's election shall cease to be valid upon the marriage of the Participant or upon the remarriage of the Participant following the death or divorce of the Spouse giving the consent to the Participant's election. If the Participant revokes his election or if such election otherwise ceases to be valid, the Participant's Retirement Income shall be payable under the applicable automatic form of payment described in Section 6.01.

            (d) Prior to the Participant's Annuity Starting Date, the Plan Administrator shall provide an election form on which the Participant may elect an optional form of benefit. In addition to the election form, the Plan Administrator shall provide each Participant a written explanation of the applicable automatic form of payment described in Section
                    6.01 and the optional forms of payment described in Section 6.02(a). Such explanation should describe the circumstances under which Joint and 50% Survivor Annuity will be provided, and an explanation of the financial effect of electing not to have such form. Furthermore, the written explanation shall provide a general description of the eligibility conditions (if any) and other material features of the optional forms of payment including sufficient information regarding the relative values of the optional forms of payment and the automatic form of payment. If payment is scheduled to commence prior to the Participant's Normal Retirement Date, the written explanation must also inform the Participant of his right to defer receipt of the distribution until his Normal Retirement Date. If a Participant makes a request for additional information that is received 90 days prior to the Annuity Starting Date, such information must be furnished within 30 days. The Participant will then be entitled to a 90-day period in which to make or change an election, even if such 90-day period extends beyond the Participant's Annuity Starting Date and, in such case, the Participant's first payment shall be made after such election form has been received, on a retroactive basis, if necessary.

            (e) If the Participant elects the Joint and Last Survivor Option and the Participant's Beneficiary dies prior to the Participant's Annuity Starting Date, the Participant's election shall be null and void and, unless the Participant makes another election or selects another Beneficiary (with spousal consent if required), the Participant's Retirement Income shall be payable in accordance with the applicable automatic form of payment described in Section 6.01.

            (f) If the Participant elects the Ten Year Certain and Life Option and the Participant's Beneficiary fails to survive the Participant, the Beneficiary shall be the Participant's Spouse, if living, otherwise to the Participant's descendants who shall take per stirpes. If there are no surviving descendants, the Beneficiary shall be the Participant's estate.

6.03        Special Distribution Rules.

            (a) In no event may the payment of Retirement Income commence later than the 60th day after the latest of the close of the Plan Year in which:

                    (i)      the Participant attains age 65;

                    (ii) the fifth (5th) anniversary of the date the Participant commenced participation in this Plan; or

                    (iii)    the Participant's termination of Employment.

                    Notwithstanding the foregoing, distribution to the Participant shall commence not later than April 1 following the calendar year in which the

                    Participant attains age 70-1/2 (the "required beginning date"). However, if a Participant attained age 70-1/2 prior to January 1, 1988 and is not a 5% owner of an Employer (as defined in Code Section 401(a)(9) and the Treasury Regulations thereunder), such Participant's Retirement Income shall commence no later than April 1 following the calendar year in which he terminates his Employment.

            (b) The entire interest of each Participant in this Plan will be distributed, beginning not later than the required beginning date described in paragraph (a) above, over the life of such Participant or over the lives of such Participant and his beneficiary (or over a period not extending beyond the life expectancy of such Participant or the life expectancy of such Participant and his beneficiary).

            (c) If distribution of a Participant's interest has begun in accordance with paragraph (b) above, and if the Participant dies before his entire interest has been distributed to him, then the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used under paragraph (b) as of the date of the Participant's death.

            (d) If a Participant dies before distribution of the Participant's interest has begun in accordance with paragraph (b) above, the entire interest of the Participant must be distributed within five years after the death of the Participant unless

                    (i) any portion of the Participant's interest is payable to or for the benefit of his beneficiary;

                    (ii) such portion will be distributed over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary); and

                    (iii) such distributions begin not later than one year after the date of the Participant's death or such later date as may be prescribed in Treasury regulations.

            If the conditions stated in clauses (i), (ii) and (iii) are met, then the portion referred to in clause (i) shall be treated as distributed on the date on which distributions begin. If the Beneficiary referred to in clause (i) above is the surviving spouse of the Participant, then the date on which the distributions are required to begin under clause (iii) above shall not be earlier than the date on which the Participant would have attained age 70-1/2, and if the surviving spouse dies before distributions to such spouse begin, this paragraph shall be applied as if the surviving spouse were the Participant.

            The Participant's Beneficiary may elect whether the Participant's entire interest will be distributed within five years of the Participant's death or pursuant to the provisions of paragraphs (i)
            - (iii) above. Such election must be made within the time limits described in Treasury Regulation Section 1.401(a)(9)-1, C-4. If no election is made, the Plan Administrator shall distribute the Participant's entire interest pursuant to the provisions of paragraphs (i) - (iii) above.

6.04 Small Payments. Notwithstanding anything in this Plan to the contrary, the Plan Administrator shall pay a Participant's, Spouse's or Beneficiary's Retirement Income in a single lump sum if, as of the payment date, the Actuarial Equivalent present value of the Participants' vested Retirement Income is $3,500 or less and monthly Retirement Income payments to the Participant have not commenced. Notwithstanding anything to the contrary in this Plan, the payment of any such lump sum shall act as a complete discharge of the Plan's obligation to provide any benefit to the Participant, his Spouse, or any Beneficiary of such Participant or Spouse. In the event of the subsequent employment of a Participant who has received a single sum cash payment pursuant to this paragraph, such Participant shall continue to accrue a benefit under this Plan based on service before and after his date of reemployment subject to all the provisions of this Plan; provided, however, that any Retirement Income subsequently payable to the Participant and his Beneficiaries shall be reduced on an actuarial equivalent basis by the value of the single sum payment received under this paragraph.

6.05 Application For Commencement of Benefits. A Participant must apply to have Retirement Income commence. The application must be on the form prescribed by the Committee, and must be filed with the Committee not more than 90 days prior to the Participant's Annuity Starting Date.

6.06 Miscellaneous. Notwithstanding any other provision of the Plan, if the amount of any Retirement Income computed under the Plan is other than an even dollar amount, then the amount of the Retirement Income payable shall be increased to the next larger even dollar amount.

6.07        Direct Rollover.

           (a) This section applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this section, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a direct rollover.

           (b)   Definitions.

                 (i) Eligible Rollover Distribution. An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include
                       (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; (ii) any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities.)

                 (ii) Eligible Retirement Plan. An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                 (iii) Distributee.  A Distributee includes an Employee or
                       former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is an alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                 (iv) Direct Rollover. A Direct Rollover is a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

           (c) If a distribution is one to which Sections 401(a)(11) and 417 of the Internal Revenue Code do not apply, such distribution may commence less than 30 days after the notice required under
                 Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                 (i) the Plan Administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option), and

                 (ii) the Participant, after receiving the notice, affirmatively elects a distribution.

           (d) Application to Plan. Life Annuity payments, Joint and 50% Survivor Annuity payments, Ten Year Certain and Life Annuities and Joint and Last Survivor Annuities are not Eligible Rollovers and are not subject to the requirements of this
                 Section 6.07. However, lump sum payments of small benefits and certain death benefits (if paid over a period of time less than 10 years) are subject to this Section 6.07 and may be directly rolled over to another Eligible Retirement Plan

                                  ARTICLE VII

                              METHOD OF FINANCING

7.01 Establishment of Trust Fund. The Board shall designate a Trustee or Trustee(s) to serve as herein provided and Trust Agreement(s) shall be executed between the Employer and such Trustee(s). The Trust Agreement(s), the terms of which are incorporated by reference, shall govern the establishment of the Fund or Fund(s) from which the benefits provided by the Plan shall be paid.

7.02 Employer Contributions. The Employer shall contribute to the Fund from time to time such amounts as the Board shall determine, based upon the recommendations of an Actuary, in order to fund the benefits provided hereunder on an actuarially sound basis. All Employer contributions when made to the Fund and all property and funds of the Trust Fund, including income from investments and from all other sources, shall be retained for the exclusive benefits of Participants and Beneficiaries and shall be used to pay Retirement Income provided hereunder or to pay expenses of administration of the Plan and the Trust Fund provided, however, that the foregoing shall not prevent the Trustee from entering into agreement with an Insurer whereby the Insurer maintains custody of insurance policies in accordance with 5.04.

            Upon an Employer's request and to the extent permitted by the Code and other applicable laws and regulations thereunder, a contribution which was made by a mistake in fact, or conditioned upon the initial qualification of the Plan under Code Section 401(a) or upon the deductibility of the contribution under Section 404 of the Code shall be returned to the Employer within one year after the payment of the contribution, the denial of the Plan's initial qualification, or the disallowance of the deduction (to the extent disallowed) whichever is applicable. All contributions to the Plan are expressly made upon the assumption such contributions are fully deductible for federal income tax purposes.

7.03 Participant Contributions. No contributions shall be required of or permitted by any Participant under this Plan.

7.04        Miscellaneous.

            (a) Any actuarial gains arising from actuarial experience under the Plan shall be used to reduce the Employer contributions and will not be used to increase any benefits payable under this Plan. No forfeiture arising from severance of employment, death or for any other reason, shall be applied to increase the benefits any Participant would otherwise receive under the Plan at any time prior to the termination of the Plan or the complete discontinuance of Employer contributions hereunder, but all amounts so forfeited shall be used as soon as possible to reduce the Employer contributions under the Plan.

            (b) No person shall have any interest in or right to the Fund or any part thereof, except as expressly provided in the Plan.

                                  ARTICLE VIII

                           ADMINISTRATION OF THE PLAN

8.01        Named Fiduciaries.

            (a) The following parties are named as Fiduciaries of the Plan and shall have the authority to control and manage the operation and administration of the Plan:

                    (1)      The Board;

                    (2)      The Trustee(s);

                    (3)      The Safekeeping Trustees;

                    (4)      The Pension Committee; and

                    (5)      The Insurer.

            (b) The Fiduciaries named above shall have only the powers and duties hereinafter expressly enumerated and shall have no other powers and duties under the Plan. In discharging their powers and duties hereunder, the Fiduciaries shall act in accordance with the Standard of Fiduciary Duty set forth in 8.07.

8.02        Board of Directors.

            (a) The Board shall have the following powers and duties with respect to the Plan:

                    (1) to formulate and to implement a funding policy designed to produce sufficient funds to discharge when due all obligations of the Plan with respect to the benefits provided hereunder;

                    (2) to cause the Employer to make contributions to the Plan pursuant to the funding policy and based on the recommendations of the Actuary in such amounts as are necessary to fund the Plan on a basis permitted under Section 302 of the Act;

                    (3) to appoint and remove the members of the Pension Committee as provided herein; and

                    (4) to terminate the Plan in whole or in part pursuant to the procedures provided hereunder.

            (b) The Compensation and Stock Option Committee of the Board shall have the power to amend any or all of the provisions of the Plan. (However, see 8.06(c) for certain amendment powers granted to the Committee).

            (c) The Board shall have no other responsibilities with respect to the Plan.

8.03 Trustee(s). The Trustee(s) shall exercise all of the powers and duties assigned to the Trustee(s) as set forth in the Trust Agreement(s). The Trustee(s) shall have no other responsibilities with respect to the Plan. (See Section 2.52 and Schedule C.)

8.04 Safekeeping Trustees. The Safekeeping Trustees shall have the powers and duties set forth in Section 11.01 and in the Safekeeping Trust. The Safekeeping Trustees shall have no other responsibilities with respect to the Plan.

8.05 Insurer. An Insurer which issues an insurance policy under 5.04 shall perform its obligations under any such policy in accordance with the terms thereof. An Insurer which agrees to maintain custody of such policies in accordance with 5.04 shall hold and safeguard such policies subject to the provisions of the written agreement with the Trustee. The Insurer shall have no other responsibilities with respect to the Plan.

8.06        Pension Committee.

            (a) The Committee shall consist of not less than three individuals who shall be appointed by and serve at the pleasure of the Board. Any Participant, officer, former officer or director of any Employer shall be eligible to be appointed a member of the Committee and all members shall serve as such without compensation. Upon termination of his employment with such Employer or upon termination of his position as a director, if not a Participant or former officer, he shall cease to be a member of the Committee. The Board shall have the right to remove any member of the Committee at any time. A member may resign at any time by written notice to the Committee and the Board. If a vacancy in the Committee should occur, a successor shall be appointed by the Board. The Committee shall by written notice keep the Trustee notified of current membership of the Committee, its officers and agents. The Committee shall furnish the Trustee a certified signature card for each member of the Committee and for all purposes hereunder the Trustee shall be conclusively entitled to rely upon such certified signatures.

            (b) The Board shall appoint a Chairman and a Secretary from among the members of the Committee. All resolutions, determinations and other actions shall be by a majority vote of all members of the Committee. The

                    Committee may appoint such agents, who need not be members of the Committee, as it deems necessary for the effective performance of its duties, and may delegate to such agents such powers and duties, whether ministerial or discretionary, as the Committee deems expedient or appropriate. The compensation of such agents shall be fixed by the Committee; provided, however, that in no event shall compensation be paid if such payment violates the provisions of Section 406 of the Act and is not exempted from such prohibitions by Section 408 of the Act.

            (c) The Committee shall have complete control of the administration of the Plan with all powers necessary to enable it to properly carry out the provisions of the Plan. In addition to all implied powers and responsibilities necessary to carry out the objectives of the Plan and to comply with the requirements of the Act, the Committee shall have the following specific powers and responsibilities:

                    (1) to construe the Plan and Trust Agreement and to determine all questions arising in the administration, interpretation and operation of the Plan;

                    (2) to decide all questions relating to the eligibility of Employees to participate in and to receive benefits under the Plan and Trust Agreement;

                    (3) to determine the benefits of the Plan to which any Participant or Beneficiary may be entitled;

                    (4) to adopt procedures for providing adequate notice in writing to any Participant or Beneficiary whose claim for benefits under the Plan is denied, which notice shall set forth the specific reasons for such denial (written in a manner calculated to be understood by the Participant or Beneficiary); and to provide a procedure for affording a reasonable opportunity to any Participant or Beneficiary whose claim for benefits has been denied, a full and fair review by the Committee of the decision denying the claim;

                    (5) to keep records of all acts and determinations of the Committee, and to keep all such records, books of accounts, data and other documents as may be necessary for the proper administration of the Plan;

                    (6) to prepare and distribute to all Plan Participants and Beneficiaries information concerning the Plan and their rights under the Plan, including, but not limited to, all information which is required to be distributed by the Act, the regulations thereunder, or by any other applicable law;

                    (7) to file with the Secretary of Labor such reports and additional documents as may be required by the Act and regulations issued thereunder, including, but not limited to, a plan description, summary plan description, modifications and changes, annual reports, terminal reports and supplementary reports;

                    (8) to file with the Secretary of the Treasury and the Pension Benefit Guaranty Corporation all reports and information required to be filed by the Internal Revenue Code, the Act and regulations issued under each;

                    (9) to do all things necessary to operate and administer the Plan in accordance with its provisions and in compliance with applicable provisions of federal law;

                    (10) to amend certain portions of this Plan as specifically delegated to the Committee in this Plan (e.g., any Schedule authorizing Affiliated Sponsors to participate in the Plan, etc.), to amend the Plan to comply with changes in law recommended by legal counsel that are necessary to maintain the tax qualified status of the Plan and to make other amendments to the Plan that do not materially increase the costs associated with the plan.; and

                    (11)     to appoint and remove the Trustee(s).

            (d) Miscellaneous. To enable the Committee to perform its functions, the Employer shall supply full and timely information of all matters relating to the compensation and length of service of all Participants, their retirement, death or other cause of termination of employment, and such other pertinent facts as the Committee may require. The Committee shall advise the Trustee of such facts and issue to the Trustee such instructions as may be required by the Trustee in the administration of the Plan. The Committee and the Employer shall be entitled to rely upon all certificates and reports made by a Certified Public Accountant selected or approved by the Company. The Committee, the Employer and its officers and the Trustee, shall be fully protected in respect of any action taken or suffered by them in good faith in reliance upon the advice or opinion of any actuary, accountant or attorney, and all action so taken or suffered shall be conclusive upon each of them and upon all other persons interested in the Plan.

8.07 Standard of Fiduciary Duty. Any Fiduciary, or any person designated by a Fiduciary to carry out fiduciary responsibilities with respect to the Plan, shall discharge his duties solely in the interests of the Participants end Beneficiaries for the exclusive purpose of providing them with benefits and defraying the reasonable expenses of administering the Plan. Any Fiduciary shall discharge his duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Any Fiduciary shall discharge his duties in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of the Act. Notwithstanding any other provisions of the Plan, no Fiduciary shall be authorized to engage in any transaction which is prohibited by Sections 406 and 2003(a) of the Act or Section 4975 of the Code in the performance of its duties hereunder.

8.08 Indemnification of Committee. To the extent permitted under the Act, the Plan shall indemnify the Board and the Committee against any cost or liability which they may incur in the course of administering the Plan and executing the duties assigned pursuant to the Plan. The Employer shall indemnify the Committee and the members of the Board against any personal liability or cost not provided for in the preceding sentence which they may incur as a result of any act or omission in relation to the Plan or its Participants. The Employer may purchase fiduciary liability insurance to insure its obligation under this Section.

8.09 Claims Procedure. Any Participant, Former Participant, Beneficiary, Spouse or legal representative thereof (hereinafter referred to as "Claimant"), may file a claim for benefits under the Plan by submitting to the Committee a written statement describing the nature of the claim and requesting a determination of its validity under the terms of the Plan. Within sixty (60) days after the date such claim is received by the Committee, it shall issue a ruling with respect to the claim.

            If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal beyond one hundred twenty (120) days following receipt of the actual request. If the claim is wholly or partially denied, written notice shall be furnished to the claimant, which notice shall set forth in a manner calculated to be understood by the Claimant:

            (a)     the specific reason or reasons for denial;

            (b) specific reference to pertinent Plan provisions on which the denial is based;

            (c) a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

            (d)     an explanation of the claims review procedures.

            Any Claimant whose claim for benefits has been denied, may appeal such denial by submitting to the Committee a written statement requesting a further review of the decision within sixty (60) days of the date the Claimant receives a notice of such denial. Such statement shall set forth the reasons supporting the claim, the reason such claim should not have been denied, and any other issues or comments which the Claimant deems appropriate with respect to the claim.

            If the Claimant shall request in writing, the Committee shall make copies of the Plan documents pertinent to his claim available for examination by the Claimant.

            Within sixty (60) days after the request for further review is received, the Committee shall review its determination of benefits and the reasons therefor and notify the claimant of its final decision.

            If special circumstances require an extension of time for processing, the Committee shall send the Claimant written notice of the extension prior to the termination of the 60-day period. In no case, however, shall the extension of time delay the Committee's decision on such appeal request beyond one hundred twenty (120) days following receipt of the actual request.

            Such written notice shall include specific reasons for the decision, written in a manner calculated to be understood by the Claimant, with specific references to the pertinent Plan provisions on which the decision is based.

8.10 Appointment of Investment Manager. The Company, acting through its Chief Executive Officer or the Pension Committee, may from time to time appoint (and remove) one or more investment fund managers (the "Investment Manager") who shall have the authority to direct investments to be made by the Trustee with respect to all or any part of the assets of the Trust Fund. Any such Investment Managers must either be registered as an investment advisor under the Investment Advisors Act of 1940 or be a bank, as defined in such Act. Any Investment Managers appointed under this Section shall acknowledge, in writing, its acceptance of such appointment and that it is a fiduciary with respect to the assets of the Trust Fund subject to its investment direction. Upon receipt of written notice of the appointment of an Investment Manager, the Trustee shall perform such custodial and disbursing functions and ministerial acts relating to investments directed by the Investment Manager as may be required to carry out the administration of the Trust Fund but shall be relieved of all responsibility for investment or failure to invest that portion of the Trust Fund subject to investment direction by the Investment Manager during the period of appointment of such Investment Manager.

                                   ARTICLE IX

                           AMENDMENT AND TERMINATION

9.01        Amendment of the Plan.

            The Pension Committee shall have the right, at any time, to amend any or all of the provisions of the Plan; provided, however, that no such amendment shall authorize or permit any part of the Fund held by the Trustee to be diverted to purposes other than for the exclusive benefit of Participants and their Beneficiaries; and further provided that no amendment shall have the effect of revesting in the Employer any portion of the Fund except such amounts as may, due to erroneous actuarial computation, remain in the Fund after termination of the Plan and after all liabilities under the Plan have been satisfied.

9.02        Termination of the Plan.

            (a) The Employer expects this Plan to be continued indefinitely but, of necessity, the right to terminate the Plan and its Contributions hereunder at any time with respect to its Employees is reserved by the Company. In the event that it becomes necessary to terminate or partially terminate the Plan, or there is a complete discontinuance of Employer contribution, then the Accrued Benefit of each Participant, to the extent funded, shall become fully vested and non-forfeitable as of the date of such termination or partial termination in the manner hereinafter provided in this Section 9.02.

            (b) If the Company shall elect to terminate the Plan, the Board shall give written notice of such fact to the Pension Committee, thereafter the Pension Committee shall wind up the affairs of the Plan and file all requests for determinations, notices of intent to terminate and terminal reports as may be required by the Internal Revenue Code, the Act and regulations issued thereunder.

            (c) In the event that the Plan shall be terminated or partially terminated, the Committee shall then allocate the assets of the Plan among the Employers and, with respect to each terminating Employer separately, shall arrange for the assets of the Plan (available to provide benefits) to be allocated among the Participants and Beneficiaries in accordance with Section 4044 of the Act and regulations issued thereunder, in the following order:

                    (1)   FIRST, in the case of benefits payable as an annuity -

                             (A) To benefits which were being paid as of three years prior to the date of termination of the Plan, with the amount to be allocated to each such benefit, based on the provisions of the Plan in effect during the 5-year period preceding the date of termination under which such benefit would be the least,

                             (B) To benefits which would have been paid as of three years prior to the date of termination (i) if the Participant had retired prior to the three-year period and
                                     (ii) if his benefits had commenced (in the normal form of annuity under the Plan) as of the beginning of such three-year period, with the amount to be allocated to each such benefit determined under the provisions of the Plan in effect during the five-year period preceding the date of termination under which the benefit would be the least.

                    (2) SECOND, to all other benefits guaranteed by the termination insurance provisions of Title IV of the Act (with the amount to be allocated to each such benefit determined without regard to the limitation contained in Section 4022(b)(5) of the Act on the amount of guaranteed non-forfeitable basic benefits), including those benefits which would have been guaranteed except for the limitation on coverage of a "substantial owner" under Section 4022(b)(6) of the Act.

                    (3) THIRD, to all other uninsured, non-forfeitable benefits under the Plan.

                    (4)      FOURTH, to all other benefits under the Plan.

            (e) If the assets available for allocation of any class specified above are insufficient to satisfy in full the benefits of all individuals within that class, the assets shall be allocated pro rata among such individuals on the basis of present value (as of the termination date) of their respective benefits.

            (f) The Committee shall then arrange for the Trustee to liquidate the assets held in the Fund which are applicable to each terminating Employer and shall secure from the Trustee a statement of the liquidated value of such assets. The Committee, in its sole discretion, shall direct the Trustee to purchase from an insurance company an annuity contract or contracts which provides the benefits to which each Participant or Beneficiary is entitled. The Trustee shall distribute the assets in accordance with the directions of the Committee.

            (g) Any residual assets of the Plan remaining after distribution in accordance with the preceding paragraphs shall be distributed to the Employer, provided:

                    (1) all liabilities of the Plan to Participants and Beneficiaries have been satisfied, and

                    (2) the distribution does not contravene any provision of law.


9.03        Restriction on Certain Benefits and Distributions.

            (a) In the event the Plan is terminated, the benefits provided to any Top-25 Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory within the meaning of Code Section 401(a)(4).

            (b) The annual distribution to a Top-25 Highly Compensated Employee cannot exceed the annual payment under a Life Annuity (as defined in Section 6.01(a)) based on the Actuarial Equivalence of the Participant's Accrued Benefit and other benefits under the Plan.

            (c) The restriction in Section 9.03(b) shall not apply under the following circumstances:

                 (i) After payment of the Top-25 Highly Compensated Employee's Retirement Income, the value of the Plan's assets equals or exceeds 110 percent of the value of the Plan's Current Liabilities.

                (ii) The value of the Top-25 Highly Compensated Employee's Retirement Income is less than one percent of the value of the Plan's Current Liabilities.

            (d)     The restrictions of this Section 9.03 (including paragraphs
                    (a) and (b)) shall not apply if the Commissioner of Internal Revenue or his/her delegate determines that such restrictions are not necessary to prevent prohibited discrimination in favor of Highly Compensated Employees in the event of an early termination of the Plan.

            (e) For the purposes of this Section 9.03, the following definitions shall apply:

                 (i) "Top-25 Highly Compensated Employee" shall mean any member of the top 25 Highly Compensated Employees and highly compensated former employees (as defined in Code Section

                             414(q)(9)) with the greatest Compensation (as defined in Plan Section 13.04(b)).

                (ii)         "Current Liabilities" shall have that meaning
                              contained in Code Section 412(l)(7).

               (iii) "Retirement Income" shall have that meaning contained in Plan Section 2.46 and, in addition, loans in excess of the amount set forth in Code
                             Section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living employee, and any death benefits not provided for by insurance on the employee's life.

            (f) This Section 9.03 is intended to comply with the provisions of Proposed Regulation Section 1.401(a)(4)-5(c) or any successor regulation thereto, and the provisions of this
                     Section 9.03 shall be so interpreted. This Section 9.03 shall be effective January 1, 1991. Prior to that date, the provisions of the Prior Plan dealing with the top 25 highest paid employees shall apply.

9.04        Adoption of the Plan by a Participating Employer.

            (a) The Committee shall determine which employers shall become participating employers within the terms of the Plan. In order for the Committee to designate an Employer as a Participating Employer, the Committee must approve the addition of the Participating Employer's identity to Schedule A (which approval may be retroactive to an earlier effective date). The Committee may also specify such terms and conditions pertaining to the adoption of the Plan by the Participating Employer as the Board deems appropriate. With the Committee's consent, a Participating Employer may limit participation in the Plan to certain of its Employees.

                    The Committee shall maintain a schedule, Schedule A, attached to the plan document, listing Participating Employers, groups of Employees designated as participating in the Plan by those Participating Employers, and the effective date of designation (the "Designation Date") as a Participating Employer. Such Schedule shall specify the extent, if any, to which service with the Participating Employer prior to the Designation Date shall qualify as Credited Service hereunder. Notwithstanding any other provision of this Plan, no Employee whose termination of employment precedes the Designation Date shall be entitled to any benefits hereunder.

            (b) The plan of the Participating Employer and of the Company shall be considered a single plan for purposes of Section 1.414(1)-1(b)(1) of the

                    Treasury Regulations. All assets contributed to the Plan by the Participating Employer shall be held in a single fund together with the assets contributed by the Company (and with the assets of any other Participating Employers); and so long as the Participating Employer continues to be designated as such, all assets held in such fund shall be available to pay benefits to all eligible employees and beneficiaries covered by the Plan irrespective of whether such Employees are employed by the Company or by the Participating Employer. Nothing contained herein shall be construed to prohibit the separate accounting for assets contributed by the Company and the Participating Employers for purposes of cost allocation if directed by the Committee or the holding of plan assets in more than one Trust Fund with more than one Trustee.

            (c) So long as the Participating Employer's designation as such remains in effect, the Participating Employer shall be bound by, and subject to all provisions of the Plan and the Trust Agreement. The exclusive authority to amend the Plan and the Trust Agreement shall be vested in the Committee and no Participating Employer shall have any right to amend the Plan or the Trust Agreement. Any amendment to the Plan or the Trust Agreement adopted by the Committee shall be binding upon every Participating Employer without further action by such Participating Employer.

            (d) So long as each Participating Employer shall be designated as such pursuant to Section 9.04(a), such Participating Employer shall be liable for its pro rata share of the contribution deemed necessary by the Actuary to fund the Plan on an acceptable basis in accordance with Title I,
                    Section 302 and Title II, Section 1013 of the Act. The total contribution required each year to fund the Plan shall be apportioned among the Company and the Participating Employers based upon the advice of the Actuary and subject to such Treasury or Labor regulations as may be from time to time applicable.

            (e) No Participating Employer other than the Company shall have the right to terminate the Plan. However, any Participating Employer may withdraw from the Plan by action of its Board of Directors provided such action is communicated in writing to the Committee. The withdrawal of a Participating Employer shall be effective as of the December 31st following receipt of the notice of withdrawal (unless the Committee consents to a different effective date). In addition, the Committee may terminate the designation of a Participating Employer to be effective on such date as the Committee specifies. Any such Participating Employer which ceases to be a Participating Employer shall be liable for all cost accrued through the effective date of its withdrawal or termination. In the event of the withdrawal or termination of a Participating Employer as provided in this paragraph, such Employer shall have no right to direct that assets of the Plan be transferred to a successor plan for its Employees unless such a transfer is approved by the Committee in its sole discretion.

                                   ARTICLE X

                                 MISCELLANEOUS

10.01 Headings. The headings and subheadings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

10.02 Governing Law. The Plan shall be construed and enforced and all provisions thereof administered in accordance with the Act and to the extent not governed by the Act in accordance with the laws of the State of Georgia.

10.03 Spendthrift Clause. Except as provided in the terms of a "qualified domestic relations order" as defined in Code Section 414(p) and to the extent otherwise required or permitted by law, none of the benefits, payments, proceeds or distributions under this Plan shall be subject to the claim of any creditor of the Former Employee, Participant or Beneficiary hereunder, or to any legal process by any creditor of such Former Employee, Participant or Beneficiary, and none of them shall have any right to alienate, commute, anticipate or assign any of the benefits, payments, proceeds or distributions under this Plan except to the extent expressly provided herein to the contrary. If any Participant shall attempt to dispose of the benefits provided for him hereunder, or to dispose of the right to receive such benefits, or in the event there should be an effort to seize such benefits or the right to receive such benefits by attachment, execution or other legal or equitable process, such right may pass and be transferred, at the discretion of the Committee, to such one or more as may be appointed by the Committee from among the Beneficiaries, if any, theretofore designated by the Participant, or from the spouse, children or other dependents of the Participant, in such shares as the Committee may appoint. Any appointment so made by the Committee may be revoked by it at any time and further appointment made by it which may include the Participant.

10.04 Legally Incompetent; Minors. If any Former Employee, Participant or Beneficiary is a minor, or, in the judgment of the Committee, is otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until claim shall have been made by a duly appointed guardian or committee of such person, direct that such payment or any part thereof be made to such person's spouse, child, parent, brother or sister, or other person deemed by the Committee to have incurred expense for or assumed responsibility for the expenses of such person.

10.05 Discrimination. The Employer, through the Committee, shall administer the Plan in a uniform and consistent manner with respect to all Participants and shall not permit discrimination in favor of Highly Compensated Employees.

10.06 Claims. Any payment to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of this Plan, shall to the extent thereof be in full satisfaction of all claims hereunder against the Trustee, Committee and the Employer, any of whom may require such Participant, Beneficiary or legal representative, as a condition precedent to such payment, to execute a receipt and release therefor in such form as shall be determined by the Trustee, the Committee or the Employer, as the case may be.

10.07 Compliance with Applicable Laws. The Employer, through the Committee, shall interpret and administer the Plan in such manner that the Plan and Trust shall remain in compliance with the Code, with the Act, and all other applicable laws, regulations and revenue rulings.

10.08 Merger. In the event of any merger or consolidation of the Plan with any other plan, or the transfer of assets or liabilities by the Plan to another plan, each Participant must receive (assuming that the Plan then terminated) a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before the merger, consolidation, or transfer (assuming that the Plan had then terminated), provided such merger, consolidation, or transfer took place after the date of enactment of the Act.

                                   ARTICLE XI

                 SPECIAL PROVISION REGARDING SAFEKEEPING TRUST

11.01 The assets of the Plan are held primarily by Trust Company Bank and its successors, if any, pursuant to an Agreement and Declaration of Trust effective as of January 1, 1975. As of November 1, 1982, the Employer established a second Trust Agreement ("Safekeeping Trust"). As of the Effective Date, Edward M. Jones, Jerry Nix, and Earl Dolive are the Trustees of the Safekeeping Trust ("Safekeeping Trustees"). Effective February 1, 1990, George Kalafut was added as a Safekeeping Trustee. The Employer may from time to time maintain certain other trust funds as part of the Fund as permitted under this Plan, as amended effective January 1, 1989.

            The Safekeeping Trust was established to hold certain assets of the Plan and exists concurrently with the other trusts described above, all of which comprise the Trust Fund of this Plan. The purpose of this Article XI is to make clear that Trust Company Bank and the other trustees shall have no duties or responsibilities whatsoever with respect to the Safekeeping Trust and the Safekeeping Trustees shall have no duties or responsibilities whatsoever with respect to any portion of the Fund other than the portion held in the Safekeeping Trust. The Company shall indemnify and hold harmless each Safekeeping Trustee against any personal liability or expense arising from his service as Safekeeping Trustee.

                                  ARTICLE XII

                                TOP-HEAVY RULES

12.01 General Rule. If the Plan is or becomes Top-Heavy, the provisions of this Article will supersede any conflicting provision in the Plan.

12.02       Definitions.

            (a) Top-Heavy: The Plan shall be Top-Heavy for the Plan Year if, as of the Determination Date, the present value of the Accrued Benefits attributable to Key Employees exceeds 60% of the present value of all Accrued Benefits under the Plan. If the Employer maintains more than one plan, all plans in which any Key Employee participates and all plans which enable this Plan to satisfy the antidiscrimination requirements of Section 401(a)(4) and 410 must be combined with this Plan ("required aggregation group") for the purposes of applying the 60% test described in the preceding sentence. Plans maintained by the Employer which are not in the required aggregation group may be combined at the Employer's discretion with this Plan for the purposes of determining Top-Heavy status if the combined plan satisfies the requirements of Code Section 401(a)(4). If the Employer maintains a defined contribution plan which is aggregated with this Plan, the account balances of participants under the defined contribution plan shall be determined in accordance with the provisions of that plan and combined with Accrued Benefits under this Plan for the purpose of applying the 60% test described in the first sentence of this paragraph.

                    In determining the present value of Participant Accrued Benefits, all distributions made during the five year period ending on the Determination Date shall be included. The Accrued Benefit of (i) any employee who at one time was a Key Employee but who is not a Key Employee for the Plan Year ending on the Determination Date; and (ii) any employee who has received no Compensation from the Employer or a related employer maintaining a plan in the aggregation group for the five years immediately preceding the Determination Date shall be disregarded in determining Top-Heavy status.

                    For the purposes of this subsection, a Participant rollover shall be included in the present value of Participant Accrued Benefits except to the extent that the rollover was received in a transaction consummated after December 31, 1983 which was initiated by the Participant and the amount received is attributable to a distribution or transfer from the plan of an employer which is unrelated to the Employer.

                    Solely for the purpose of determining if the Plan, or any other plan included in the required aggregation group, is Top-Heavy, the Accrued Benefit of an Employee other than a Key Employee shall be determined under (i) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Affiliates, or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code Section 411(b)(1)(C). This paragraph shall be effective January 1, 1987.

            (b) Key Employee. Shall mean any Employee or former Employee (and the Beneficiaries of such Employee) who at any time during the Plan Year which ends on the Determination Date or the preceding 4 Plan Years (1) was an officer of the Employer having annual Compensation from the Employer greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year; (ii) an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's Compensation equals or exceeds the dollar limitation under Section 415(c)(1)(A) of the Code; (iii) a 5-percent owner of the Employer; or (iv) a 1-percent owner of the Employer who has an annual Compensation of more than $150,000.

            (c) Determination Date: For any Plan Year, the last day of the preceding Plan Year.

            (d)     Non-key Employee.  Any Participant who is not a
                    Key-Employee.

            (e) Present Value: The present value of Accrued Benefits for the purpose of determining Top-Heavy status, shall be calculated in accordance with the actuarial assumptions specified in Section 2.03 of the Plan.

12.03       Minimum Accrued Benefit.

            (a) Notwithstanding any other provision in this Plan except (b) below, for any Plan Year in which this Plan is Top-Heavy, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as a single life annuity commencing at Normal Retirement
                    Age) of not less than two percent (2%) of his or her highest average Compensation for the five consecutive years for which the Participant had the highest Compensation.
                    The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because (i) the Participant fails to make mandatory contributions to the Plan, (ii) the Participant's Compensation is less than a stated amount,
                    (iii) the Participant is not employed on the last day of the accrual computation period, or (iv) the Plan is integrated with Social Security.

            (b) No additional benefit accruals shall be provided pursuant to (a) above to the extent that the total accrual on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a single life annuity commencing at Normal Retirement Age that equals or exceeds 20 percent of the Participant's highest average compensation for the five consecutive years for which the Participant had the highest compensation. Also, the benefit accrual requirement of this section shall not apply if the Employer maintains a defined contribution plan and contributes thereto an amount sufficient to render the benefit accrual requirements of this section inapplicable under regulations prescribed by the Secretary of the Treasury.

12.04 Form of Benefit. If the form of benefit is other than a single life annuity, the Participant must receive an amount that is the actuarial equivalent of the minimum single life annuity benefit. If the benefit commences at a date other than at Normal Retirement Age, the Participant must receive at least an amount that is the actuarial equivalent of the minimum single life annuity benefit commencing at Normal Retirement Age.

12.05 Nonforfeitability of Employer Top-Heavy Contribution. The Employer Top-Heavy Accrued Benefit (to the extent required to be nonforfeitable under Code Section 416(b)) may not be forfeited under Code Sections 411(a)(3)(B) or 411(a)(3)(D).

12.06 Minimum Vesting. If the Plan becomes Top Heavy, the following vesting schedule shall be applied notwithstanding any provision in this Plan to the contrary:


              Credited Service         Percent of Accrued
            at Termination Date          Benefit Vested
         -------------------------     ------------------
                 2 years                      20%
                 3 years                      40%
                 4 years                      60%
                 5 years                      80%
                 6 years                     100%

            The vesting schedule described above shall not apply to any Participant unless the Participant has accumulated at least one Hour of Service after the Plan becomes Top Heavy. If the Plan becomes Top Heavy and subsequently ceases to be such, the vesting schedule described above shall continue to apply in determining the vested Accrued Benefit of any Participant who has at least three years of Credited Service on the last day of the Top Heavy Plan Year. Notwithstanding the foregoing, no change in the vesting schedule shall reduce the then vested percentage of any Participant's Accrued Benefit.

12.07 Combined Plan Limitation For Top Heavy Years. In any Plan Year during which more than 90% of the Accrued Benefits under the Plan (after aggregation) are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators set forth in the Section of this Plan which limits maximum benefits pursuant to
            Section 415 of the Code. In any Plan Year during which more than 60% but not more than 90% of the Accrued Benefits under the Plan (after aggregation) are attributable to Key Employees, 100% or an equivalent factor shall be substituted for 125% or an equivalent factor in the combined plan fraction denominators unless the minimum Accrued Benefit of each non Key Employee meets the requirements of Section 12.03 after substituting 3% for 2% in
            Section 12.03(a) and 30% for 20% in Section 12.03(b).

                                  ARTICLE XIII

                                MAXIMUM BENEFITS

13.01       General Rule.

            The provisions of this Article XIII shall be effective for Plan Years beginning after December 31, 1986. The annual benefit payable to a Participant at any time shall not exceed the maximum permissible amount. "Maximum permissible amount" shall mean the lesser of (i) $90,000 (such limitation to be adjusted automatically as determined by the Commissioner of Internal Revenue for each calendar year, and the new limitation to apply to limitation years ending within the calendar year of the date of the adjustment); or
            (ii) 100 percent of the Participant's highest average compensation. If the annual benefit commences before or after the Participant's Social Security Retirement Age, the maximum permissible amount shall be determined under Section 415 of the Code and Regulations and rulings thereunder. If the annual benefit commences when the Participant has less than ten years of Credited Service with the Company or less than ten years of participation in this Plan or any predecessor plan to this Plan, the maximum permissible amount otherwise defined above shall be reduced by one-tenth for each year less than ten in accordance with applicable regulations.

13.02       Combined Plan Limitations.

            If the Employer maintains, or any time maintained, one or more qualified defined contribution plans covering any Participant in this Plan, the sum of the Participant's defined contribution fraction and defined benefit fraction shall not exceed 1.0 in any limitation year, and the annual benefit otherwise payable to the Participant under this Plan shall be frozen or reduced to the extent necessary so that the sum of such fractions shall not exceed 1.0.

13.03       Grandfather Rule.

            In the case of an individual who was a participant in one or more defined benefit plans of the Employer which were in existence on July 1, 1982, the maximum permissible amount for such individual under all such defined benefit plans shall not be less than the individual's accrued benefit under all such defined benefit plans as of the end of the last limitation year beginning before January 1, 1983, but determined without regard to changes in the plan or cost-of-living increases occurring after July 1, 1982. The preceding sentence applies only if all such defined benefit plans met the requirements of Section 415 of the Code, as in effect on July 1, 1982, for all limitation years beginning before January 1, 1983.

13.04 Definitions. For purposes of Article XIII, the following definitions shall apply:

            (a) "Annual benefit" means Retirement Income under the Plan which is payable annually in the form of a straight life annuity. The interest rate assumption used to determine actuarial equivalence for this purpose shall be the greater of the interest rate specified in this plan or 5 percent. No actuarial adjustment to the benefit is required for (i) the value of a qualified Joint and Survivor Annuity; (ii) the value of benefits that are not directly related to retirement benefits (such as a qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits); or (iii) the value of post-retirement cost-of-living increases made in accordance with federal income tax regulations.

            (b) "Compensation" means a Participant's wages as defined in Code Section 3401(a) (wages subject to income tax withholding at the source) but without regard to exceptions contained in Code Section 3401(a) for wages based on the nature or location of the employment or the services performed. The intent of this definition is to comply with the alternative definition of compensation described in Treasury Regulation Section 1.415-2(d)(11)(ii).

            (c) "Defined benefit fraction" means a fraction, the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and the denominator of which is the lesser of (i) 125 percent of the dollar limitation in effect for the limitation year under Section 415(b)(1)(A) of the Code; or (ii) 140 percent of the Participant's highest average compensation. Notwithstanding the foregoing, if the Participant was a Participant in a plan in existence on July 1, 1982, the denominator of this fraction shall not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the end of the last limitation year beginning before January 1, 1983, but determined without regard to changes in the Plan or cost-of-living increases occurring after July 1, 1982. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Section 415 for all limitation years beginning before January 1, 1983.

            (d) "Defined contribution fraction" means a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years, and the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of employment with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

                    The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or (ii) 35 percent of the Participant's compensation for such year.

                    If the Employee was a participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982, the numerator of this fraction shall be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (1) the excess of the sum of the fractions over 1.0 times and (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1983.

            (e)     "Employer" means an Affiliate.

            (f) "Highest average compensation" means the average compensation for the three consecutive years of Credited Service with the Employer that produces the highest average.

            (g)     "Limitation year" means the Plan Year.

            (h) "Projected annual benefit" means the annual benefit to which the Participant would be entitled under the terms of the Plan assuming (i) the Participant will continue employment until normal retirement age under the Plan (or current age, if later); and (ii) the Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

            (i) "Annual additions" means the sum of the following amounts credited to a Participant's account for the limitation year:

                 (i)         Employer contributions;

                (ii)         Forfeitures;

               (iii) nondeductible employee contributions; provided, however, that the annual addition for any limitation year beginning before January 1, 1987 shall not be recomputed to treat nondeductible employee contributions as an annual addition; and

                (iv)         Amounts described in Code Sections 415(l)(1) and
                             419A(d)(2).

            (j) "Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(l) of such Act were 62.

                                  ARTICLE XIV

                          HIGHLY COMPENSATED EMPLOYEES


14.01    In General.

         For the purposes of this Plan, the term "Highly Compensated Employee" is any active Employee described in Section 14.02 below and any Former Employee described in Section 14.03 below. Various definitions used in this Article are contained in Section 14.05. A Non-Highly Compensated Employee is an Employee who is neither a Highly Compensated Employee nor a Family Member of a Highly Compensated Employee. This Article 14 shall be effective January 1, 1987.

14.02    Highly Compensated Employees.

         (a) An Employee is a Highly Compensated Employee if during the Determination Year the Employee:

                 (1)      is a 5 Percent Owner;

                 (2)      receives Compensation in excess of $75,000;

                 (3) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or

                 (4)      is an Includable Officer.

                 The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

         (b) Calendar Year Election. The Employer hereby elects the calendar year calculation election described in Temporary Regulation Section 1.414(q)-1T, Q&A-14(b) or any successor regulation thereto. Because the Plan uses the calendar year as its Plan Year, there is no separate Look Back Year calculation. This election is binding on all other qualified retirement Plans maintained by the Employer until the election is withdrawn.

14.03    Former Highly Compensated Employee.

         A Former Employee is a Highly Compensated Employee if (applying the rules of Section 14.02(a) or (b)) the Former Employee was a Highly Compensated Employee during a Separation Year or during any Determination Year ending on or after the Former Employee's 55th birthday. With respect to a Former Employee whose Separation Year was prior to January 1, 1987, such Former Employee will be treated as a Highly Compensated Employee only if the Former Employee was a 5% Owner or received Compensation in excess of $50,000 during (i) the Former Employee's Separation Year (or the year preceding such Separation Year); or (ii) any year ending on or after such Former Employee's 55th birthday (or the last year ending before such Former Employee's 55th birthday).

14.04    Family Aggregation Rules.

         (a) For purposes of this Article 14, an Employee who is, for a given Determination Year or Look Back Year, either (i) a 5 Percent Owner, or (ii) a Highly Compensated Employee who is one of the ten most highly compensated Employees ranked on the basis of Compensation paid during such year, shall be aggregated with such Employee's Family Members.

         (b) For purposes of this Section 14.04, the term "Family Member" means, with respect to an Employee described in Section 14.04(a), a person who is, on any day during the given Determination Year or Look Back Year:

                 (1)      his spouse; or

                 (2)      his lineal ascendant or descendant; or

                 (3)      the spouse of his lineal ascendant or descendant.

         (c) The determination of Employees and Family Members who must be aggregated for purposes of this Article 14 shall be made in accordance with Temporary Regulation Section 1.414(q)-1T, Q&A-11 and Q&A-12.

         (d)     For purposes of applying the limits of Code Section
                 401(a)(17) (i.e., the $150,000 limit on compensation, as adjusted) with respect to Compensation under Article 14 (Section 415 limits), the Compensation for any Employee described in Section 14.04(a) and for any Family Member who is such Employee's spouse or lineal descendant under age 19, shall be aggregated. In such event, the deemed Compensation for each such Employee shall be an amount equal to the Section 401(a)(17) limit for the Plan Year (as adjusted) multiplied by a fraction, the numerator of which is the Employee's actual Compensation for the Plan Year, and the denominator of which is the aggregate Compensation of the Employee and the aggregated Family Member for the Plan Year. The same procedure shall then be used to determine the deemed Compensation of the aggregated Family Member.

14.05    Definitions.

         Unless otherwise indicated, the definitions of Article II shall apply to Article XIV. In addition, the following special definitions shall apply to this Article XIV:

         Determination Year shall mean the Plan Year for which an individual's status as a Highly Compensated Employee is determined.

         Employee shall mean Employees as defined in Article II, leased employees described in Code Section 414(n), and employees who are members of any collective bargaining unit.

         5 Percent Owner shall mean any Employee who owns or is deemed to own (within the meaning of Code Section 318), more than five percent of the value of the outstanding stock of the Employer or stock possessing more than five percent of the total combined voting power of the Employer.

         Former Employee shall mean an Employee (i) who has incurred a Severance from Service or (ii) who remains employed by the Employer but who has not performed services for the Employer during the Determination Year (e.g., an Employee on Authorized Absence).

         Includable Officer shall mean any officer of the Employer who, during the applicable year, receives Compensation in excess of 50% of the dollar limitations under Code Section 415(b)(1)(A)(as adjusted by the Secretary of the Treasury for cost of living increases). The Employer shall be deemed to have a minimum of 3 officers or, if greater, a number equal to 10 percent of all Employees. However, no more than 50 officers shall be considered Includable Officers under this Article
         14. If the Employer does not have any Includable Officers because no officer receives Compensation in excess of the dollar limitations of Code Section 415(b)(1)(A), the Employer's highest paid officer shall be considered an Includable Officer.

         Look Back Year shall mean the Plan Year preceding the Determination Year, or if the Employer elects, the calendar year ending with or within the determination year.

         Separation Year shall mean any of the following years:

         (1) An Employee who incurs a Termination of Employment shall have a Separation Year in the Determination Year in which such Termination of Employment occurs;

         (2) An Employee who remains employed by the Employer but who temporarily ceases to perform services for the Employer (e.g., an Employee on

                 Authorized Absence) shall have a Separation Year in the calendar year in which he last performs services for the Employer;

         (3) An Employee who remains employed by the Employer but whose Compensation for a calendar year is less than 50% of the Employee's average annual Compensation for the immediately preceding three calendar years (or the Employee's total years of employment, if less) shall have a Separation Year in such calendar year. However, such Separation Year shall be ignored if the Employee remains employed by the Employer and the Employee's Compensation returns to a level comparable to the Employee's Compensation immediately prior to such Separation Year.

         Top Paid Group shall mean the top 20% of all Employees ranked on the basis of Compensation received from the Employer during the applicable year. The number of Employees in the Top Paid Group shall be determined by ignoring Employees who are non-resident aliens and Employees who do not perform services for the Employer during the applicable year. The Employer elects to compute the Top Paid Group without the age and service exclusion provided in applicable Treasury Regulations.

14.06    Other Methods Permissible.

         To the extent permitted by the Code, judicial decisions, Treasury Regulations and IRS pronouncements, the Committee may (without further amendment to this Plan) take such other steps and actions or adopt such other methods or procedures (in addition to those methods and procedures described in this Article 14) to determine and identify Highly Compensated Employees (including adopting alternative definitions of Compensation which satisfy Code Section 414(q)(7) and are uniformly applied).

            IN WITNESS WHEREOF, the Employer has caused this Plan to be duly executed and its seal to be hereunto affixed on the date indicated below, but effective as of January 1, 1989.

                             GENUINE PARTS COMPANY


                                        By: /s/ Frank W. Howard
                                            -------------------

                                        Title: Treasurer
                                               ----------------

                                        Date: December 1, 1995
                                              -----------------

Attest:

/s/ Brainard T. Webb, Jr.
- ------------------------------

                                   SCHEDULE A


             PARTICIPATING EMPLOYERS DESIGNATED UNDER SECTION 9.04


                                                 Extent of Credit for
         Name and                                Service with a
         Designation                             Participating Employer
             Date                                Prior to Designation Date
         -----------                             -------------------------
1.  S.P. Richards                           Participants in the Plan who were employed
    Company                                 by S. P. Richards Company shall receive Credited
    January 1, 1984                         Service for all purposes of this Plan beginning with
                                            their employment commencement date with S. P. Richards
                                            Company but subject to all of the rules concerning
                                            crediting of service set forth in this Plan.


2.  Balkamp, Inc.                           Participants in the Plan who were employed by
    and National                            Balkamp, Inc. or affiliates NAPA shall receive
    Automotive Parts                        Credited Service for all purposes of this Plan
    Association (NAPA)                      this Plan beginning with their employment
    January 1, 1984                         commencement date with Balkamp, Inc. or NAPA, Inc.
                                            but subject to all of the rules concerning
                                            crediting of service set forth in this plan.


3.  Motion                                  Eligibility:
    Industries,                             -----------
    Inc. ("Motion")                         Employees of Motion whose initial date of hire
    January 1, 1984                         is on or after January 1, 1984, shall automatically
                                            become Participants of this Plan on the date such
                                            Employee satisfies the age and service requirements
                                            of Section 3.02 (and for such purpose all employment
                                            with Motion shall be counted as though it was employment
                                            with the Company).

                                            Employees of Motion whose initial date of hire is prior
                                            to January 1, 1984, and who have made an election in the
                                            manner authorized by the committee not to participate in
                                            the Motion Industries, Inc. Profit Sharing Plan (the
                                            "Profit Sharing Plan") shall commence participation in
                                            this Plan, effective as follows:

                                            1) Employees hired prior to January 1, 1984, who were
                                            Participants in the Profit Sharing Plan as of
                                            December 31, 1983, shall participate in this Plan
                                            effective as of January 1, 1984, and

                                            2) Employees hired prior to January 1, 1984, who were
                                            not Participants in the Profit Sharing Plan shall become
                                            Participants in this Plan on the date that they would
                                            have been eligible to participate in the Profit Sharing
                                            Plan if the Profit Sharing Plan as in effect on
                                            December 31, 1983 had continued unchanged.

                                            Participants in this Plan employed by Motion who were
                                            not participants in the Motion Profit Sharing Plan as of
                                            December 31, 1983, shall receive Credited Service for
                                            all purposes of this Plan beginning with their employment
                                            commencement date with Motion but subject to all of the rules concerning crediting of service set forth in this Plan.

                                            Participants employed by Motion who were participants in
                                            the Motion Profit Sharing Plan as of December 31, 1983 and
                                            who elected to commence participation in this Plan effective
                                            January 1, 1984, shall receive Credited Service for purposes of determining an Employee's vested percentage under
                                            Section 4.05; for purposes of determining an Employee's
                                            benefits under the Disability Retirement provisions of
                                            Schedule D; for purposes of determining an Employee's
                                            entitlement to Death Benefits under Article V; but service with Motion prior to January 1, 1984 shall not be credited for purposes of determining the amount of such Employee's
                                            Retirement Income.

                                            Effective January 1, 1990, the Profit Sharing Plan was
                                            terminated.  Employees of Motion who participated in the
                                            Profit Sharing Plan on December 31, 1989, and who are employed by Motion on January 1, 1990, shall commence participation in this Plan effective as of January 1, 1990.  Such Participants shall receive Credited Service under this Plan beginning with their employment commencement date with Motion but only for the purpose described in the following sentence and subject
                                            to all of the rules concerning crediting of service set
                                            forth in this Plan.  The Participants discussed in this
                                            paragraph shall receive Credited Service for purposes of
                                            determining an Employee's vested percentage under
                                            Section 4.05; for purposes of determining an Employee's
                                            benefits under the Disability Retirement provisions of
                                            Schedule D; and for purposes of determining an Employee's
                                            entitlement to Death Benefits under Article V.  In no
                                            event, shall such Participants receive Credited Service
                                            prior to January 1, 1990 for purposes of determining the
                                            amount of such Employee's Retirement Income (other than
                                            for the Disability Retirement described in Schedule D).

                                   SCHEDULE B

                 CREDIT FOR SERVICE WITH PREDECESSOR EMPLOYERS


I. Participants employed by a predecessor employer not listed in Sections II or III below shall be deemed to have as their date of Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company.

II. Participants employed by the following predecessor employers shall receive Credited Service for all purposes of this Plan beginning with their employment commencement date with that predecessor employer but subject to all the rules concerning crediting of service set forth in this Plan.

         1.    Clark Siviter Co.
               St. Petersburg, FL

         2.    Standard Parts Company
               Columbia, SC

         3.    Standard Unit Parts Company
               Normal, IL

               Except that the benefits provided to Richard R. Mikulechy under this Plan shall be reduced by one hundred percent (100%) of the benefits provided under that certain Salary Continuation Agreement dated January 10, 1977 in the event of his retirement, death, disability or other termination of service; and

               Except that the benefits provided to Mark R. Larson under this Plan shall be reduced by one hundred percent (100%) of the benefits provided under that certain Salary Continuation Agreement dated January 10, 1977 in the event of his retirement, death, disability or other termination of service.

         4.    National Parts Service Inc.
               Hartford, CT

               Covering the following National Parts Service employees:

                     Name                                     S.S. No.             Employment Date
               ----------------                             ------------           ---------------
               Raymond Jensen                               ###-##-####            May 1, 1946
               Charles A. Veci                              ###-##-####            July 1, 1952
               Paul F. Baldi                                ###-##-####            August 27, 1960

               Bernhardt E. Johnson                         ###-##-####            October 1, 1966
               Jean L. Veillette                            ###-##-####            July 1, 1972
               Paul R. Denis                                ###-##-####            July 26, 1974
               Mark P. Taylor                               ###-##-####            January 17, 1980
               Roy M. Robbins                               ###-##-####            June 16, 1980

         5.    General Automotive Parts Company and its subsidiaries

         6.    NAPA Des Moines Warehouse

         7.    M&B, Inc. (Lesker Office Furniture), November 1, 1993

III. Participants employed by the following predecessor employers shall be deemed to have as their date of Employment for all purposes of this Plan, the date the predecessor employer was acquired by or merged into Genuine Parts Company. However, after an employee of such predecessor employer becomes a Participant in the Plan by satisfying the requirements of Section 3.02, such Participant shall receive Credited Service for all employment with such predecessor employer for purposes of (1) determining the Participant's vested percentage under Section 4.05(c); (2) determining whether a Participant has completed five years of Credited Service for the Disability Retirement provisions of Schedule D; and (3) determining the Participant's entitlement to Death Benefits under Article V and related sections of the Plan. Such Credited Service may be forfeited or disregarded in accordance with
         Section 2.18. Furthermore, no Credited Service shall be granted for employment with a predecessor employer if the granting of such Credited Service will adversely impact the tax qualified status of the Plan.

                     Name                                   Employment Date
               ----------------                             ---------------
         Odell Hardware Company                             January 1, 1980
         Greensboro, NC

         Brooks-Noble Parts & Machine Co., Inc.             August 1, 1981
         Jackson, MS

         One Stop Auto Parts Inc.                           March 10, 1982
         Lathan, NY

         One Stop Auto Parts Inc.                           March 16, 1983
         Albany, NY

         E. E. Long Inc.                                    September 1, 1984
         Des Moines, IA

         Motor Parts & Supply                               April 1, 1986

         Baton Rouge, LA

         Chattanooga Service Auto Center                    May 1, 1986
         Chattanooga, TN

         Gerace Auto Parts                                  December 1, 1986
         Port Allen, LA

         Lawwill Auto Parts                                 September 1, 1987
         Chattanooga, TN

         Smith Automotive Corp.                             August 1, 1990
         (2 stores) Martinez, GA & Belvedere, SC

         Kings Parts Company, Inc.                          August 10, 1990
         Lake Oswego, OR

         W.K. NAPA on Kensington, Inc.                      August 10, 1990
         Elk Grove Village, IL

         Auto Parts, Inc. of Wilmington                     October 1, 1990
         Wilmington, NC

         Carolina Auto Parts of Thomasville, Inc.           October 1, 1990
         Thomasville, NC

         Stokes Auto Parts, Inc.                            October 1, 1990
         Thomasville, NC

         MGM Auto Parts, Inc.                               November 1, 1990
         Kenmore, NY

         Wholesale Sationers Corp.                          December 1, 1990
         Salt Lake City, UT (S.P. Richards)

         Santa Monica Auto Parts                            November 1, 1990
         Santa Monica, CA

         Precise Industries, Inc.                           December 1, 1990
         (2 Stores) Kingsport & Blountville, TN

         Automotive Service & Supply, Inc.                  December 1, 1990
         (3 Stores) Kingsport, TN, Bristol & Abingdon, VA

         NAPA Auto Parts of Lombard, Inc.                   December 1, 1990

         Lombard, IL

         Middleburg Parts and Hardware, Inc.                December 31, 1990
         Middleburg, FL

         Strap Industries, Inc.                             March 1, 1991
         Tempe, AZ

         Anderson's Parts                                   March 1, 1991
         Blue Springs, MO

         Evergreen Automotive Supply, Inc.                  May 1, 1991
         Chicago, IL

         Heath Motor Supply Co.                             July 1, 1991
         Panama City, FL

         Bryant Stooks - D.J.'s Auto Supply                 July 1, 1991
         (2 Stores) Chandler and Mesa, AZ

         NAPA Auto Parts Store of John Nall                 August 1, 1991
         South Milwaukee, WI

         Deer Park Automotive Parts, Inc.                   September 1, 1991
         Mt. Carmel, OH

         T & L Auto Parts Company, Inc.                     October 1, 1991
         (4 Stores) Fayetteville, NC

         B.W.P. Ltd.                                        October 1, 1991
         (2 Stores) Fayetteville, Roseboro, NC

         Auto Parts of Clinton                              October 1, 1991
         Clinton, NC

         Byrd-Wood Parts Group, Inc.                        October 1, 1991
         Fayetteville, NC

         Burien Auto Parts, Inc.                            October 1, 1991
         (2 Stores) Seattle, WA

         B.N. Auto Parts Co.                                December 1, 1991
         Marietta, GA

         Capital Automotive Parts, Inc.                     December 1, 1991

         Milwaukee, WI

         Bill's Auto Supply, Inc.                           January 1, 1992
         Milwaukee, WI

         Bill's Auto Supply, Inc.                           January 1, 1992
         Kansas City, MO

         Bald Hill Auto Parts, Inc.                         February 1, 1992
         Warwick, RI

         Manton Auto Prats, Inc.                            February 1, 1992
         Providence, RI

         Hudson Auto Parts                                  February 1, 1992
         Hudson, WI

         B&B Genuine Auto Parts, Inc.                       February 16, 1992
         Canton, OH

         Jimmy's Auto Parts, Inc.                           March 1, 1992
         Alpharetta, GA

         West Town Auto Parts, Inc.                         June 1, 1992
         Knoxville, TN

         Lakeland Motor Parts, Inc.                         June 1, 1992
         (2 Stores) Lakeland, FL

         Haas Auto Parts & Machine Co., Inc.                June 1, 1992
         Jeffersonville, IN

         Parts Dept. of Shakopee, Inc.                      June 1, 1992
         Shakopee, MN

         HMH Automotive Parts, Inc.                         June 1, 1992
         (2 Stores) Galesburg, Monmouth, IL

         Southern Parts & Electric, Inc.                    July 1, 1992
         (4 Stores) Durham, NC

         Service Supply Co. of Douglasville, Inc.           July 1, 1992
         Douglasville, GA

         Service Supply Company of Dallas, Inc.             July 1, 1992

         Dallas, GA

         NAPA of Lemon Grove, Inc.                          August 1, 1992
         La Mesa, CA

         Whitewater Auto Supply, Inc.                       September 1, 1992
         Janesville, WI

         Regalia Auto Parts, Inc.                           September 1, 1992
         Seattle, WA

         Drexel Auto Parts, Inc.                            October 1, 1992
         Huntsville, AL

         Warren Auto Supply, Inc.                           December 4, 1992
         (2 Stores) Warren, OH

         Cal's Service Parts, Inc.                          January 1, 1993
         (6 Stores) Boise, ID

         H & G Enterprises, Inc.                            January 1, 1993
         Louisville, KY

         Kernersville Auto Parts, Inc.                      February 1, 1993
         Kernersville, NC

         McCowen Enterprises, Inc.                          April 1, 1993
         (2 Stores) Champaign & Urbana, IL

         Breese Company, Inc.                               May 1, 1993
         (3 Stores, Iowa City, Muscatine & Coralville, IA)

         Young's Auto Supply Warehouse, Inc.                July 1, 1993
         Norfolk, VA

         Joliet Auto Supply, Inc.                           July 1, 1993
         Joliet, IL

         Bryan - Rogers, Inc.                               August 1, 1993
         (3 Stores) Tupelo, Baldwyn & Amory, MS

         Hyllberg Enterprises, Inc.                         August 1, 1993
         Virginia Beach, VA

         Hager Auto & Industrial Parts, Inc.                November 1, 1993

         (2 Stores) Burlington & South Burlington, VT

         Ballard Auto Parts, Inc.                           January 1, 1994
         Cornelius, NC

         Service Parts of Hendersonville, Inc.              January 1, 1994
         Hendersonville, NC

         Power's Auto Parts, Inc.                           March 1, 1994
         Williamsburg, VA

         Big J Auto Parts, Inc.                             March 14, 1994
         Johnson City, TN

         Economy Auto Supply Co., Inc.                      April 1, 1994
         Norfolk, VA

         Paul's Automotive, Inc.                            April 1, 1994
         Toledo, OH

         Sulphur Springs Parts Co., Inc.                    June 1, 1994
         Sulphur Springs, TX

         The Parts Place                                    August 1, 1994
         Gulfport, MS

         A & J Automotive Co.                               August 1, 1994
         Dalton, GA

         Clewiston Auto Parts, Inc.                         September 1, 1994
         Clewiston, FL

         Oregon City Auto Parts, Inc.                       October 1, 1994
         Oregon City and Clackamas, OR

         Kiema Car Part, Inc.                               November 1, 1994
         El Monte, CA

         Shoreline Auto Parts                               November 1, 1994
         Seattle, WA

         Lockport Automotive Supply, Inc.                   December 1, 1994
         Lockport, NY

         Mircon, Inc. Scardsdale Auto Parts                 December 1, 1994

         Scarsdale, NY

         Motor Parts Company                                December 1, 1994
         Booneville, MS

         Davis & Wilmar, Inc.                               July 1, 1992
                                                            (Eligible to Begin Participation 5/1/93)

         The Parts, Inc.                                    January 1, 1994
                                                            (Eligible to Begin Participation 1/1/95)

         Dade City Jobbing Group                            January 2, 1992
                                                            (Eligible to Begin Participation 1/1/94)

         Colorado Parts Company                             December 1, 1994
         (4 stores) Ft. Collins, Loveland,
         Longmont, CO

         Serene Plaza Auto Parts                            December 1, 1994
         Seattle, WA

                                   SCHEDULE C

                    TRUST FUND ESTABLISHED PURSUANT TO PLAN

               Under the Plan, the Employer may establish multiple trust funds ("sub-trusts") pursuant to one or more agreements of trust between the Employer and one or more trustees to provide the benefits of the Plan. The Plan also provides that the term Trust Fund includes any group annuity or deposit administration contract entered into between the Employer and an Insurer. All such sub-trusts in the aggregate shall comprise the Trust Fund as defined in
Section 2.51 of the Plan. The Trust Fund (including all sub-trusts) shall be available to provide all benefits under the Plan to any Plan Participant irrespective of the division or unit which employs such Participant.

               As of January 1, 1989, the following sub-trusts comprise the Trust Fund under the Plan:

               1. Agreement of Trust Entered Into Between Genuine Parts Company and Trust Company Bank Effective as of January 1, 1975.

               2. Agreement of Trust Entered Into By and Between Genuine Parts Company and the Safekeeping Trustees adopted effective November 1, 1982.

               3. Group Annuity Contract Number DA710 Issued by Massachusetts Mutual Life Insurance Company to Standard Unit Parts Corporation.

               4. Group Annuity Contract Number GA1466 Issued by Aetna Life Insurance Company to Balkamp Inc.

                                   SCHEDULE D

          DISABILITY RETIREMENT FOR PARTICIPANTS WHO TERMINATE ACTIVE
                      EMPLOYMENT PRIOR TO JANUARY 1, 1993



(a) This Schedule D shall apply to any Participant who is not in active Employment on or after January 1, 1993. Any Participant who is in active Employment with an Employer on or after January 1, 1993 will not be eligible for a Disability Retirement under this Schedule D. Instead, such Participant's Disability Retirement benefit, if any, will be determined pursuant to the provisions of Section 4.03.

(b) Each Participant who prior to his cessation of active Employment completes five years of Credited Service and becomes Permanently Disabled shall be entitled to elect disability retirement. A Participant who elects disability retirement shall receive a monthly Retirement Income in the form of a Life Annuity Option (see Section 6.01(a)) for the life of the Participant beginning on his Disability Retirement Date.

(c) The monthly Retirement Income payable to a Participant who is Permanently Disabled shall be determined in the same manner as his monthly Retirement Income would be determined under Section 4.01 except as modified below:

         (i) The Participant's disability Retirement Income shall be determined using the Participant's Credited Service as of the Participant's Disability Retirement Date (ignoring Credited Service beyond such Disability Retirement Date).

         (ii) The Participant's Average Earnings shall be the greater of the following two amounts:

                  (A)     The Participant's current monthly Earnings, or

                  (B)     1/l2th of the Participant's previous calendar year
                          Earnings.

         (iii) If a Participant has less than 15 years of Credited Service on his Disability Retirement Date, the Participant's disability Retirement Income shall equal 30% of the Participant's Average Earnings (as modified in paragraph (ii) above) without the reduction provided in Section 4.01(c).

         (iv) In computing the Participant's disability Retirement Income under Section 4.01(b) (for Participants with 15 or more years of Credited Service), the offset of 50% of the Participant's monthly Anticipated Social Security

                 Benefit shall not exceed 64% of the Participant's actual Social Security disability retirement benefit.

(c) A married Participant's election to receive a disability retirement shall be valid only if the Participant's Spouse consents in writing to the disability retirement on a form provided by the Committee for such purpose in the presence of a Notary Public or Plan representative.
         The Spouse's consent must acknowledge the effect of such consent. However, if the Participant establishes to the satisfaction of the Committee that his Spouse's consent cannot be obtained because he has no Spouse, because his Spouse cannot be located, or because of other circumstances as determined by applicable Treasury Regulations, the Committee may treat the Participant's election as an election for which spousal consent was obtained. A Spouse's consent pursuant to this paragraph shall be irrevocable.

(d) Prior to electing or consenting to the disability retirement, the Participant and the Participant's Spouse (if married) shall receive a written explanation of the disability retirement and of the option of receiving normal or early retirement benefits in accordance with Sections 4.01 and 4.02. The explanation shall also describe the impact of electing disability retirement benefits including waiver of the Joint and 50% Survivor Annuity and Pre-Retirement Survivor Annuity. Such explanation shall also provide all other relevant information described in Section 6.02(d).

(e) By electing and consenting to the disability retirement, Participant and Spouse waive all rights to benefits under all other sections of
         Article IV, including normal retirement (Section 4.01), early retirement (Section 4.02), delayed retirement (Section 4.04) and termination of employment benefits (Section 4.05). In addition, all death benefits under Article V shall be waived and the death benefit, if any, provided to the Participant's Beneficiary shall be limited to the death benefits described in paragraph (f) below. If the Participant fails to elect to receive disability retirement or the Participant's Spouse fails to consent to the Participant's election, the Participant shall not be entitled to elect a Retirement Income under this Schedule D but shall instead be entitled to a Retirement Income pursuant to and in accordance with Sections 4.01, 4.02, 4.04 or 4.05, as the case may be.

(f) If a Participant is Permanently Disabled and dies while he is entitled to benefits under this Schedule D, the Participant's Beneficiary shall be entitled to receive a monthly Retirement Income to the extent the total months of Retirement Income paid to the Participant under Schedule D is less than the number of months determined pursuant to the following table:

              Complete Years of Credited               Number of
              --------------------------               ---------
            Service at Disability Retirement            Months
           ---------------------------------            ------
                          Date                          Payable
                         -----                          -------
         5 but less than 10                              12.5
         10 but less than 15                              25
         15 or more                                       50

         In such event, the Participant's Beneficiary shall receive a Retirement Income in the same amount as the Participant was receiving under this Schedule D immediately prior to his death beginning on the first day of the month following the Participant's death and continuing only until the total months of Retirement Income paid to the Participant and the total months of Retirement Income paid to the Participant's Beneficiary equal the appropriate number of months as determined by the above table. The Beneficiary may, prior to the receipt of benefits, request that the death benefit be paid in a lump sum. Such lump sum payment shall be the Actuarial Equivalent of the benefits payable to the Beneficiary.

(g) Notwithstanding anything in this Plan to the contrary, any Participant who remains in the employ of the Employer after his Normal Retirement Date and who thereafter becomes Permanently Disabled while employed by the Employer, shall have his Retirement Income determined under
         Section 4.04 instead of this Schedule D.

(h) If the Participant's Permanent Disability ceases prior to his Normal Retirement Date, the following shall apply:

         (i) All payments under this Schedule D shall cease. In addition, the Participant's and Spouse's, if married, election to waive the Automatic Form of Payment (Section 6.01) shall be void. Thereafter, the Participant's Retirement Income shall be determined under the terms of Sections 4.01, 4.02, 4.04 or 4.05, whichever is applicable.

         (ii) If the Participant recommences Employment within 90 days after he recovers from his Permanent Disability, the Participant shall receive Credited Service for the period of his Permanent Disability (starting as of his Disability Retirement Date and ending on the date of his recovery from Permanent Disability). In addition, the Participant's Average Earnings will be determined assuming the Participant received monthly Earnings during his period of Permanent Disability equal to his Average Earnings received immediately prior to his Permanent Disability. Any Retirement Income subsequently paid to the Participant will be reduced by the Actuarial Equivalent of benefits previously paid to the Participant under this Schedule D.

         (iii) If the Participant does not recommence Employment within 90 days after he recovers from his Permanent Disability, the Participant's subsequent

                 Retirement Income shall be based on the Participant's Average Earnings and Credited Service as of his Disability Retirement Date.

(i) If a Participant has not completed five years of Credited Service prior to his cessation of active Employment or if the Participant becomes Permanently Disabled after his cessation of active Employment, the Participant shall not be entitled to a monthly Retirement Income under this Schedule D.

(j) Disability Retirement Date shall mean the first day of the month coincident with or immediately following the later of (i) the date the Permanent Disability as defined in Section 2.38 has existed for five consecutive months or (ii) the date the Committee determines that the Participant is Permanently Disabled.

(k) In each case, the Disability Retirement Benefit described in this Schedule D remains subject to all limitations, reductions, adjustments of this Plan, including but not limited to adjustments under Code
         Section 401(a)(17) (limit on Earnings), Code Section 415 (see Article
         XIII) and Section 4.07 of the Plan (reduction of benefit in certain cases).

                                   SCHEDULE E

               SPECIAL PROVISIONS RELATING TO RETIREMENT WINDOWS
                             (SEE SECTION 4.02(C))


         1. Retirement Window for Certain Employees of the Mid-South Data Processing and D.C. Accounting to Normal, Illinois. Employees who have attained age 55 and earned 15 or more years of Credited Service as of December 31, 1989 and who are employed on October 31, 1989 by
         (1) Mid-South Data Processing, (2) Mid-South Distribution Center Accounting, or (3) Memphis-area Locals may elect early retirement without the early retirement reduction factor described in Section 4.02(b) of the Plan. Such eligible Employees must notify the Company of their desire to elect early retirement between September 19, 1989 and October 31, 1989 (inclusive) and must actually retire from the Company between December 31, 1989 and February 1, 1990 (inclusive). The term "Memphis-area Locals" refers to Company-owned (NAPA) stores located in the Memphis area served by the Memphis Distribution Center. All eligible Employees will be notified of this special early retirement on or about September 19, 1989.

         2. Retirement Window for Certain Employees Employed by Rayloc Atlanta. Employees who (1) were actively employed on October 21, 1994, by Rayloc and continuously employed thereafter by Rayloc through December 31, 1994, at its Atlanta facility; and, (2) have attained age 59-1/2 but are younger than age 65 (i.e., born after January 1, 1930 and before July 1, 1935); and, (3) have earned 15 or more years of Credited Service may elect early retirement without the early retirement reduction factor described in Section 4.02(b) of the Plan. Such eligible Employees must notify the Company of their desire to elect early retirement between October 21, 1994, and December 9, 1994 (inclusive) and must actually terminate employment from Rayloc on December 31, 1994 (with early retirement effective January 1, 1995).

               NAPA Auto Parts                              March 1, 1984
                 Pella, IA

               Motor Parts & Supply                         August 1, 1988
                 Hattiesburg, MS

               Motor Parts & Supply                         August 1, 1988
                 Petal, MS

               W. C. Hendrie & Co.                          August 1, 1988
                 Long Beach, CA (Motion Ind.)

               Auto Parts of Fairfield                      August 1, 1989
                 Fairfield, IA

               M & J Auto Parts                             November 1, 1989
                 Toledo, OH

               Strong Auto Parts                            January 1, 1990
                 Deer Park, WA

               Loeb Auto Parts                              February 1, 1990
                 Washington, IL

               Central City Auto Parts                      March 1, 1990
                 Central City, KY

               Beaver Dam Auto Parts                        March 1, 1990
                 Beaver Dam, KY

               Les Hite Inc.                                June 1, 1990
                 Leesburg, SC

               Sheppard Auto Supply Inc.                    July 1, 1990
                 Montgomery, WV
                 Ansted, WV
                 Belle, WV
                 Clay, WV
                 Gauley Bridge, WV
                 Oak Hill, WV

               Neilson Auto Parts                           July 1, 1990
                 Idaho Falls, ID
               Rigby Auto Parts                             July 1, 1990
                 Idaho Falls, ID





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


               BMP Inc.                                     August 1, 1990
                 Schofield, WI
                 Wausau, WI

               Milligan Parts Company                       October 1, 1990
                 Georgetown, OH
                 Bethel, OH
                 Pebbles, OH
                 Ripley, OH
                 W. Union, OH

               Lovell Bros, Inc.                            November 1, 1990
                 Ocala, FL
                 Bolleview, FL
                 Crystal River, FL
                 Inverness, FL
                 Lynn, FL
                 Williston, FL

               A&J Automotive Parts, Inc.                   December 1, 1990
                 Commerce, GA





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